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                                 Exhibit 10.14

                                 200 PAUL AVENUE

                            SAN FRANCISCO, CALIFORNIA

                                      LEASE

                             UNIVERSAL ACCESS, INC.

1.      Basic Provisions ("Basic Provisions").

        1.1 Parties. This Lease ("Lease"), dated as of March 19, 1999, is made by and between The Cambay Group Inc., a California corporation ("Lessor") and Universal Access, Inc., an Illinois corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

        1.2(a) Premises. "Premises" means that certain portion of the third floor of Building F, as outlined on Exhibit A attached hereto, consisting of approximately 9,945 rentable square feet (the "Third Floor Premises"), including all improvements therein or to be provided by Lessor under the terms of this Lease, plus the useable area of the Support Space, as defined below. The Building is commonly known by the street address of 200 Paul Avenue, located in the City of San Francisco, San Francisco, California, 94124.

        "Support Space" means individually and collectively, the HVAC Roof Area, if any, as defined in Addendum 6, Paragraph B, the Electrical Room Area, as defined in Addendum 6, Paragraph C and the Building F Generator Area, as defined in Addendum 6, Paragraph F. The useable area of the Support Space shall be determined by reference to Lessee's Plans Approved by Lessor in accordance with Addendum 5, and confirmed in a writing between Lessor and Lessee within thirty
(30) days after the Commencement Date, which writing shall be attached to this Lease.

        The "Building" is that certain Building F consisting of approximately 328,500 sq. ft. and containing the Premises. Building F is a portion of the Paul Avenue Industrial Center, consisting of 6 buildings (A-F) with a total building area of 452,500 sq. ft.

        The Premises, Building F, the Common Areas as defined in Paragraph 2.7, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

        In addition to Lessee's rights to use and occupy the Premises, Lessee shall have a non-exclusive right to use the Common Areas (as defined in Paragraph 2.7) as hereinafter specified, provided that Lessee's rights to use the roof, exterior walls and Common Area Conduit Installation Areas, as defined in Addendum 6, Paragraph A(iii), of the Building or any other buildings in the Industrial Center are limited to those expressly provided in Addendum 6.

        1.2(b) Parking. Two (2) reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.6).

        1.3 Term. Ten (10) years and zero (0) months ("Original Term") commencing on the Delivery Date, as defined below (which shall be the "Commencement Date") and ending on the tenth (10th) anniversary of the Delivery Date ("Expiration Date"). (Also see Paragraph 3.) As used in this Lease, "Delivery Date" means the date that Lessor delivers possession of the Premises to Lessee together with Lessor's architect's or engineer's Certificate of Substantial Completion for Lessor's Work, as defined in Addendum 1, which shall be on or before the one hundred twentieth (120th) day after the date of this Lease.

        1.4 Early Possession. Concurrently with the execution of this Lease ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

        1.5 Base Rent. [$2.50 per rentable square foot per month of the Third Floor Premises] + [$1.25 per useable square foot per month of the Support Space exclusive of the Antennae Roof Area] per month ("Base Rent"), payable on the first day of each month commencing on the later to occur of June 1, 1999 or the date that is ninety (90) days after the Early Possession Date Provided, however, not withstanding anything to the contrary, payment of Base Rent (except as set forth in Paragraph 1.6(a)) shall not commence until the Delivery Date has occurred. (Also see Paragraph 4.) Base Rent is subject to adjustment in accordance with Addendum 2.

        1.6(a) Base Rent Paid Upon Execution. The first month's Base Rent shall be paid upon execution of the Lease.

        1.6(b)  Lessee's Share of Common Area Operating Expenses.

        Lessee's Share of the Industrial Center Common Area Operating Expenses, as defined in Paragraph 4.2(a), is 2.20% (total rentable area of the Third Floor Premises/452,500).

        Lessee's Share of Building F Common Area Operating Expenses, as defined in Paragraph 4.2(a), is 3.03% ([total rentable square feet of the Third Floor Premises]/328,500)

        Lessee's Share of Telecommunications Facilities Area Common Area Operating Expenses, as defined in Paragraph 4.2(a), is 4.54% ([total rentable square feet of the Third Floor Premises]/219,200). Lessee's Share of Telecommunications Facilities Area Common Area Operating Expenses is subject to recalculation as and when Lessor designates other areas of the Industrial Center Common Area as Telecommunications Facilities Area by notice to Lessee in accordance with Paragraph 4.2(a), provided, however, that Lessee's share shall not be increased without the prior written consent of Lessee.

        1.6(c) Cabinet and Conduit Charges: In addition to Base Rent and Lessee's Shares of Common Area Operating Expenses, Lessee shall pay to Lessor, on the first day of each month the "Cabinet and Conduit Charges" then applicable. As used in this Lease, "Cabinet and Conduit Charges" means the monthly charge specified by Lessor from time to time for the use of conduit and or installation of cabinets in locations and for purposes approved by Lessor ("Cabinet and Conduit Usage"). Cabinet and Conduit Usage is subject to relocation as Lessor may require, provided that such relocation shall not materially interfere with Lessee's Cabinet and Conduit Usage, and Lessor shall



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pay all costs of such relocation. Cabinet and Conduit Charges are subject to adjustment in accordance with Addendum 2. As of the date of this Lease, Lessor has approved the following Cabinet and Conduit Usage for the following Cabinet and Conduit Charges:

        (i) Two (2), four (4) inch, conduits from the Third Floor Premises to the Building F premises occupied by Pacific Bell for any period during which Pacific Bell occupies such area (the "Pacific Bell Conduits") at no charge. One additional Pacific Bell Conduit may be installed in a manner Approved by Lessor, in accordance with Addendum 5, at an initial Cabinet and Conduit Charge of $125 per month.

        (ii) One cabinet in a two (2) foot x two (2) foot space in the Building F telecommunications room located on the Third Floor, at an initial Cabinet and Conduit Charge of $350 per month.

        (iii) One, four (4) inch, conduit from the Third Floor Premises to the Building F telecommunications room located on the Third Floor, at an initial Cabinet and Conduit Charge of $125 per month.

        (iv) One cage in a four foot by six foot (4x6 foot) space in the Building F telecommunications room located on the Third Floor, at an initial Cabinet and Conduit Charge of $1250 per month.

        (v) Up to six (6), four (4) inch, conduits from the Third Floor Premises, through the slab, to the Building F premises occupied by Williams Communications for any period during which Williams Communications occupies such area (the "Williams Communications Conduits") at an initial Cabinet and Conduit Charge of $125 per installed Williams Communications conduit, per month.

        (vi) Up to four (4), four (4) inch, conduits from the Third Floor Premises through the Third Floor Premises sidewall to the Building F premises occupied by GTE Global Networks Incorporated for any period during which GTE Global Networks Incorporated occupies such area (the "GTE Conduits") at an initial Cabinet and Conduit Charge of $125 per installed GTE Conduits per month.

        (vii) Up to two (2), four (4) inch, conduits from the Third Floor Premises across the corridor in a manner Approved by Lessor, to the Building F premises occupied by an RCN Corporation subsidiary for any period during which RCN Corporation or its subsidiary occupies such area (the "RCN Conduits") at an initial Cabinet and Conduit Charge of $125 per installed Universal Conduits per month.

        1.7 Security Deposit. $30,000 payable concurrently with the execution of this Lease. (Also see Paragraph 5.)

        1.8 Permitted Use. The use as an operations center, including, but not limited to, any of the following: communications uses, telephone switch system, telecommunications hub, telecommunications line wholesaling, co-location facilities provider and licensor, and ancillary office use ("Permitted Use") (Also see Paragraph 6).

        1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

        1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties. Cushman & Wakefield represents Lessor exclusively ("Lessor's Broker"). Dean Topping & Company represents Lessee exclusively ("Lessee's Broker"). (Also see Paragraph 15.)

        1.10(b)Payment to Brokers. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and Lessor's Broker.

        1.11    Guarantor: [Intentionally Deleted]

        1.12 Exhibits. Attached hereto are Addenda 1-6, Exhibits A (Premises Diagram), B [Intentionally Deleted], C (Lessor's Reports), D (Form of Tenant Estoppel), and E (Form of Subordination, Attornment and Non-Disturbance Agreement), all of which constitute a part of this Lease.

2.      Premises, Parking and Common Areas.

        2.1 Letting. Lessor hereby Leases to Lessee, and Lessee hereby Leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and except as provided in Paragraph 1.6(b) of the Basic Provisions, Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within ninety (90) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all Applicable Requirements, as defined in Paragraph 6.3 in effect as of the date of this Lease. Lessor further warrants to Lessee that Lessor has



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no knowledge of any claim having been made by any governmental agency that a violation or violations of Applicable Requirements with regard to the Premises as of the date of this Lease. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties as of the date of this Lease, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessors' expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Requirements (as defined in Paragraph 6.3).

        2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by Lessor and the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Applicable Requirements, as defined in Paragraph 6.3, and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

        2.5     Lessee as Prior Owner/Occupant. [Intentionally Deleted.]

        2.6 Vehicle Parking. Lessee shall be entitled to use the number of Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for reserved parking. Lessee shall not use more parking spaces than those specified above. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles, pick-up trucks, or delivery vans, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 39) issued by Lessor. (Also see Paragraph 2.9.)

                (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have; to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.7 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center, and Common Area Conduit Installation Areas, that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including entrances, stairwells, parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

        2.8 Common Areas--Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, including, without limitation, the loading docks in the Common Area, and entrance lobbies, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage (other than such overnight parking) shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. Lessee shall have non-exclusive and unreserved access to the freight elevator serving the Premises 24 hours per day, seven days per week.

        2.9 Common Areas--Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce, in a non-discriminatory manner, reasonable Rules and Regulations with respect thereto in accordance with Paragraph 39. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

        2.10 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time, to make the following changes, provided that such changes do not materially interfere with Lessee's use and occupancy of and access to the Premises:

                (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and Common Area Conduit Installation Areas;

                (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas, provided that such designation does not materially increase the Common Area Operating Expenses;



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                (d)     To add additional buildings and improvements to the
Common Areas;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.      Term.

        3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3, and the period of any extension of the term of this Lease is as specified pursuant to Addendum 2.

        3.2 Early Possession. Lessor shall deliver the Premises to Lessee on the Early Possession Date, broom clean to permit Lessee to install Lessee's Initial Improvements and Utility Installations, in accordance with Addenda 5 and 6, respectively. If Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (excepting the obligation to pay Lessee's Share of Common Area Operating Expenses but including the obligation to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 Delay. If for any reason Lessor cannot deliver the Premises by the Delivery Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers the Premises to Lessee with Lessor's Work substantially completed in accordance with Addendum 1. If possession of the Premises with Lessor's Work substantially completed in accordance with Addendum 1 is not delivered to Lessee within sixty
(60) days after the Delivery Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if the Delivery Date has not occurred and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Rent, if any, that Lessee would otherwise have enjoyed shall run from the Delivery Date and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

        3.4 Lessee's Right to Cancel. Lessee shall have the right to cancel this Lease by notice to Lessor given on or before the date that is thirty (30) days after the date of this Lease stating that Lessee desires to cancel this Lease and pay to Lessor an amount equal to the sums paid by Lessor to third parties for leasing commissions and Lessor's Work (the "Reimbursements"). Upon receipt of Lessee's notice of cancellation within the required period, the parties shall be discharged from all obligations hereunder except Lessee's obligation to pay to Lessor the Reimbursements; provided further, however, that if such written notice of Lessee is not received by Lessor within such period, Lessee's right to cancel this Lease pursuant to this Paragraph 3.4 shall terminate and be of no further force or effect. Lessee shall pay the Reimbursements to Lessor within thirty (30) days after receipt of Lessor's invoice therefor together with reasonable supporting documentation.

4.      Rent.

        4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Shares (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as defined in this Paragraph 4.2(a).

                (a) As used in this Lease, "Common Area Operating Expenses" means collectively, the Industrial Center Common Area Operating Expenses, as defined below, the Building F Common Area Operating Expenses, as defined below, and the "Telecommunications Facilities Area Common Area Operating Expenses", as defined below:

                "Industrial Center Common Area Operating Expenses" means the reasonable costs incurred by Lessor relating to the operation of the Industrial Center as determined from time to time by Lessor, including, but not limited to those set forth in clauses (i) through and including clause (ix) below.

                "Building F Common Area Operating Expenses" means the reasonable costs incurred by Lessor relating to the operation of the Building F as determined from time to time by Lessor, including, but not limited to those set forth in clauses (i) through and including clause (ix) below.

                "Telecommunications Facilities Area Common Area Expenses" means the reasonable costs incurred by Lessor relating to the operation of the Telecommunications Facilities Area, as determined from time to time by Lessor, including, but not limited to those set forth in clauses (i) through and including clause (ix) below. As of the date of this Lease, "Telecommunications Facilities Area" means Floors 2, 3 and 4 of Building F. Subject to Paragraph 2.10, Lessor may change, reduce and/or supplement the Telecommunications Facilities Area of the Industrial Center



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from time to time by notice to Lessee; provided that in such event, Lessee's
Share of Telecommunications Facilities Area Common Area Expenses will not increase.

                (b) Lessor's costs relating to the operation of the Industrial Center, Building F and The Telecommunications Facilities Area include but are not limited to:

                (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                        (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators, roof, roof HVAC Unit support grids and catwalks, and Conduit trapeze systems.

                        (bb)    Exterior signs and any tenant directories.

                        (cc)    Fire detection and sprinkler systems.

                (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                (iii) Trash disposal, property management (not to exceed four percent (4%) of gross revenues) and security services and the costs of any environmental inspections.

                (iv) Reserves set aside for maintenance and repair of Common Areas, which reserves shall not exceed, on an annual basis, one percent (1%) of the assessed value of the Industrial Center.

                (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

                (vi)    Any "Insurance Cost Increase" (as defined in Paragraph
8.1).

                (vii) The cost of insurance carried by Lessor with respect to the Common Areas.

                (viii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                Notwithstanding anything to the contrary in the definition of Common Area Operating Expenses, the Common Area Operating Expenses shall not include the items specified on Addendum 4.

        In no event shall the total of Common Area Operating Expenses collected from all lessees in the Building exceed 100% of the amount expended by Lessor for Common Area Operating Expenses for the year.

        Any capital improvements permitted as operating expenses shall be amortized over their useful life on a straight-line basis together with interest on the unamortized balance at 10% per annum.

                (c) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                (d) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                (e) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(e) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(e) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty
(30) days after delivery by Lessor to Lessee of said statement.

                (f) Audit Right. In the event any dispute arises between Lessor and Lessee as to Common Area Operating Expenses, Lessee shall have the right, upon reasonable notice and at Lessor's offices, to inspect and photocopy, if desired, Lessor's records concerning the Common Area Operating Expenses of the Building. If, after such inspection, Lessee continues to dispute Common Area Operating Expenses, Lessee shall be entitled to retain an independent accountant or accountancy firm that has a specialty in auditing operating expenses to conduct an audit; provided that in no event shall Lessee conduct an audit more than one time in any twelve (12) month period. If any specific issue with respect to Common Area Operating Expenses is raised by Lessee and the same issue has been raised by any other lessee and a change with respect to such issue has been granted to such other lessee or if



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Lessee's audit reveals that Lessor has overcharged Lessee, after Lessor has been afforded an opportunity to explain any contrary position on the matter to Lessee's accounting firm (with any disputes being resolved in good faith by the parties), then Lessee shall receive a credit against the next month's Rent in the amount of such overcharge. If the audit reveals that Lessee was undercharged, then, within thirty (30) days after the results of such audit are made available to Lessee, Lessee shall reimburse Lessor for the amount of such undercharge, Lessee shall pay the cost of any audits requested by Lessee, unless any audit reveals that Lessor's determination of the Common Area Operating Expenses was in error by more than five percent (5%), in which case Lessor shall pay the cost of such audit. Lessor shall be required to maintain records of the Common Area Operating Expenses for the three-year period following each Common Area Operating Expense statement. Except in the event of fraud by Lessor, failure on the part of Lessee to object to the Common Area Operating Expense statement within one (1) year after its receipt thereof shall be conclusively deemed Lessee's approval of such Common Area Operating Expense statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.      Use.

        6.1     Permitted Use.

                (a) Lessee's Use. Lessee shall use and occupy the Premises in accordance with all Applicable Requirements only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Anything to the contrary contained in this Lease notwithstanding, in no event shall Lessee's Permitted Use of the Premises include any activity that could be characterized by the City and County of San Francisco as an "H Occupancy" as that term, or variations thereon, are used in the Building and Planning Codes of the City and County of San Francisco.

                (b) Modifications to Permitted Use. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the Improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

                (c) Offsite Customers. Lessor acknowledges that Lessee's Permitted Use requires the installation in the Building of certain communications equipment by certain licensees and customers of Lessee that do not occupy space in the Industrial Center (collectively, "Offsite Customers") in order for such Offsite Customers to interconnect with Lessee's Equipment or to permit Lessee to manage or operate such Offsite Customers' equipment, all in compliance with Applicable Requirements. Notwithstanding anything to the contrary contained in this Lease, Lessor approves such use for the limited purpose of permitting such arrangements as described above; provided that Lessee shall obtain from any Offsite Customer written acknowledgement that the Offsite Customer's right to co-locate equipment is subject to this Lease and terminates on the termination of this Lease for any reason whether pursuant to its terms or as a matter of law. A copy of the Offsite Customer's acknowledgement shall be delivered to Lessor, provided that the other terms of any agreement between Lessee and Lessee's Offsite Customer may be redacted. Lessee's right to co-locate the equipment of Offsite Customers is a right to site the Offsite Customer's equipment within the Third Floor Premises and does not include the right to install equipment, wiring or cable in the Common Area, including, without limitation, the Common Area Conduit Installation Areas. If Lessor, in Lessor's sole discretion, approves the use of any Common Area or Common Area Conduit Installation Area by any Offsite Customer, Lessor may impose on such Customers such fees or additional charges as Lessor shall determine in Lessor's sole discretion.

        6.2     Hazardous Substances.

                (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined



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

in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, including, without limitation, lead acid batteries containing 19 gallons or less of acid per battery, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including reasonable consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

        6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all Applicable Requirements, as defined below; except that Lessee shall not be required to make any Alterations of or improvements to the Premises to so comply if such Alterations or improvements shall be necessitated by an Applicable Requirement that is generally applicable to the Industrial Center and is not triggered by Alterations or improvements that Lessee otherwise desires to make to the Premises. "Applicable Requirements" means all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, Lessor's Utility Infrastructure Plan ("UIP") for the Building and Industrial Center, and the reasonable recommendations of Lessor's engineers and/or consultants (to the extent made prior to Lessor's Approval of any Plans, in accordance with Addendum 5), relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions created by Lessee, and (iii) Lessee's use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements. Lessor's UIP is subject to change from time to time; provided that any Utility Installations that complied with the UIP in effect as of the date of the Utility Installations shall be deemed a "Conforming Utility Installation" and Lessee shall not be obligated to remove or modify any Conforming Utility Installations. Lessee's obligation to comply with Applicable Requirements shall include the obligation to pay Lessee's proportionate share of any costs incurred by Lessor to comply with Applicable Requirements affecting the Industrial Center or the Building caused by or resulting from any conditions relating to or in connection with Lessee's Permitted Use, based on the ratio of the square footage of the Premises to the square footage of the premises of all other lessees of the Industrial Center with a comparable Permitted Use causing Lessor to have to comply with such Applicable Requirement.

        6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. Lessor shall use its best efforts to minimize any material interference with Lessee's use, occupancy and operations at the Premises as a result of such entry and inspections. Lessee shall be entitled to require that a representative of Lessee accompany any person performing such entry or inspection in any secured area within the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case,

Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

        6.5 Lessor Disclosures. Lessor has delivered to Lessee the environmental assessment reports listed on Exhibit C ("Lessor's Reports"). Except as disclosed in Lessor's Reports, Lessor has no actual knowledge of the presence of any Hazardous Substance in, under or about the Industrial Center. Neither Lessee nor Lessor shall cause any Hazardous Material to be brought, kept or used in or about the Industrial Center by it in violation of any local, state or federal law.

7.      Maintenance, Repairs, Utility Installations, Trade Fixtures and
Alterations.

        7.1     Lessee's Obligations.

                (a)     Subject to the provisions of Paragraphs 2.2 (Condition),
2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically and exclusively serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                (b)     [Intentionally Deleted.]

                (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

        7.2     Lessor's Obligations. Subject to the provisions of Paragraphs
2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building
Code), 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, roof HVAC Unit support grids and catwalks, and Conduit trapeze systems, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

        7.3     Utility Installations, Trade Fixtures, Alterations.

                (a)     Definitions; Consent Required.

                        (i) The term "Utility Installations" is used in this Lease to refer to all of Lessee's Equipment, as defined in below, that is not Trade Fixtures, as defined below, including, without limitation, air lines, power panels, electrical distribution, security, fire protection and suppression systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises.

                        (ii) The term "Trade Fixtures" shall mean Lessee's Equipment that is not attached to the Premises, and, whether or not attached, Lessee's wiring, cabling, equipment racks, machinery, equipment, telecommunications systems, and office equipment.

                        (iii) The term "Lessee's Equipment" means equipment used exclusively by Lessee for Lessee's Permitted Use, including, without limitation, Conduit, as defined in Addendum 6, Condensers, as defined in Addendum 6, batteries, uninterruptible power supply, heating, ventilation and air conditioning units (individually and collectively, "Lessee's HVAC Unit"), an ATS, as defined in Addendum 6, and all necessary telecommunications equipment, including electronic, transmitting, and receiving equipment and supporting structures, such as fan coils, and one or more DC Systems.

                        (iv) The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures.

                        (v) "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                (b) Consent. Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) that do not affect the Building systems without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

                (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, Indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        7.4     Ownership, Removal, Surrender, and Restoration.

                (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises.

                (b) Removal. Except for Lessee's Conduit, vertical riser upgrades, chase upgrades, fire suppression systems and ATS, as defined in Addendum 6 and electrical upgrades (collectively, "Lessee's Must-Stay Equipment"), and unless otherwise provided in Addendum 5, or otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been Approved by Lessor. At the expiration or earlier termination of this Lease, Lessee shall remove Lessee's Trade Fixtures, Lessee's non-structural Alterations that are not Must-Stay Equipment, Lessee's HVAC Unit (as defined in Addendum 6), Lessee's Condensers (as defined in Addendum 6), and any batteries used by Lessee (collectively, Lessee's "Must-Remove Equipment"). Lessor may require the removal at any time of all or any part of any Alterations, Lessee's Equipment or Utility Installations made without obtaining the required consent of Lessor. At the expiration or earlier termination of this Lease, except for Lessee's Trade Fixtures and Lessee's Must-Remove Equipment, Lessee shall not remove Lessee's Equipment or Utility Installations unless Lessor requests such removal in accordance with this Paragraph 7.4; provided that Lessor shall not request the removal of Lessee's Must-Stay Equipment.

                (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear, condemnation and casualty damage excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, Lessor's Equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      INSURANCE; INDEMNITY.

        8.1     PAYMENT OF PREMIUM INCREASES.

                (a) As used herein, the term "Insurance Cost Increase" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. The "Base Premium" shall be insurance costs incurred or allocable to calendar year 1999.

                (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

        8.2     Liability Insurance.

                (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

                (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3     Property Insurance-Building, Improvements and Rental Value.

                (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, in Lessor's sole judgment, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (including the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all Lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

        8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $25,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

        8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be reasonably required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraphs 8.2(a) and 8.4. Policies shall not be cancelled or non-renewed except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty
(30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

        8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

        8.7(A) Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless Lessor and its agents, Lessor's master or ground Lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, reasonable attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or negligence of Lessee, its agents, contractors, employees or invitees, and out of any Default by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.7(B) Except for Lessee's negligence and/or breach of express warranties, Lessor shall indemnify, protect, defend and hold harmless, Lessee and its agents, partners, shareholders, officers, directors or members, from and against any and all claims, damages, costs, liens, judgments, penalties, loss of permits, reasonable attorneys' and consultants' fees, expenses and/or liabilities arising solely out of any material act, omission or neglect of Lessor, its agents, contractors, or employees under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessee by reason of any of the foregoing matters, Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any such claim in order to be so indemnified.

        8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not, unless the same results from the gross negligence or willful misconduct of Lessor, its employees, contractors, or agents. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other Lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.      Damage or Destruction.

        9.1     Definitions.

                (A) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the uninsured repair cost of which damage or destruction, including deductibles is $2,000,000 or less, or the insured repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                (B) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the uninsured repair cost of which damage or destruction, including deductibles is more than $2,000,000, or the insured repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures), immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the uninsured repair cost of which damage or destruction, including deductibles is more than $2,000,000, or the insured repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                (C) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved, other than damage due to an earthquake, whether or not Lessor has then acquired earthquake coverage, in which event only the amount of damage for which proceeds are actually available shall be deemed an insured loss.

                (D) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                (E) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 Premises Partial Damage--Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Lessor shall, to the extent necessary to complete such repair, apply the proceeds of any insurance to the costs thereof. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within thirty (30) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said thirty (30) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within thirty (30) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such thirty (30) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 Partial Damage--Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within thirty (30) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6 and Paragraph 9.9.

        9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is thirty (30) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

        9.6     Abatement of Rent; Lessee's Remedies.

                (A) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

                (B) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, or such repair and restoration is not substantially complete within two hundred seventy (270) days after the date such obligation shall accrue. Lessee may, at any time prior to the commencement of such repair or restoration, or at any time after the lapse of such 270th day if Lessor begins such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty
(30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph 9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

        9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) if the estimated cost to investigate and remediate such condition exceeds twenty-four (24) times the then monthly Base Rent or $500,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice; provided that Lessor shall not terminate this Lease in a discriminatory manner.

In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twenty-four (24) times the ten monthly Base Rent or $500,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.8 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.     Real Property Taxes

        10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

        10.2    Real Property Tax Definitions.

                (A) As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Requirements taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. provided that the increases, if any, in Real Property Taxes due to a change in ownership shall not be included in the Common Area Operating Expenses during the first years of the Term.

                (B) As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in the calendar year 1999. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common. Real Property Taxes applicable to the Industrial Center that are not specifically allocated shall be prorated among Building A-F based on the ratio of the gross revenue of a building to the total gross revenue of all buildings in the Industrial Center.

        10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

        10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, Lessee's Equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, Lessee's Equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

        10.6 Real Estate Tax Reduction. If the Real Property Taxes for any tax year shall be reduced, whether as a result of a reduction in the tax rate or an appeal by Lessor of the Real Property Tax assessment, Lessor shall credit to Lessee, Lessee's proportionate share of such reduction (but not to reduce Lessee's proportionate share of Base Real Property Taxes) minus the proportionate costs of such appeal to Lessor, against Lessee's excess Real Property Taxes. If any reduction shall occur after the expiration of the Lease Term but shall apply to periods prior to such expiration, Lessee's proportionate share of such reduction shall be promptly refunded to Lessee.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises including, but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. Lessee's electrical service shall be separately metered. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building in the manner and within the time periods set forth in Paragraph 4.2(e). Anything to the contrary contained in this Lease notwithstanding, but subject to Lessor's right to supply electricity under Paragraph 51, Lessee shall be solely responsible for obtaining directly from the supplier therefor any and all utility services necessary or desirable for Lessee's Permitted Use.

12.     Assignment and Subletting.

        12.1    Lessor's Consent Required.

                (A) Subject to Paragraph 12.4, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36. Lessee's co-location agreements permitted pursuant to Paragraph 6.1(c) do not constitute subleases.

                (B) In lieu of approving Lessee's request to assign or sublet the Premises, Lessor shall have the right by notice to Lessee given within ten (10) business days after Lessee's request, elect to sublet or take an assignment of the portion of the Premises Lessee proposes to assign or sublet, or to terminate this Lease as to such portion of the Premises, with a proportionate reduction in Base Rent and Lessee's Shares. If Lessor does not elect either of the foregoing, then Lessee shall be entitled to enter into the previously proposed assignment or sublease subject to Lessor's right to approve the transferee; provided that, in accordance with Paragraph 12.5. Lessee shall pay to Lessor fifty percent (50%) of any other consideration received by Lessee in excess of the Base Rent and Common Area Operating Expenses payable hereunder, after deduction from such consideration of the costs of tenant improvements made by Lessee in connection with such sublease, amortized over the useful life of such improvements, and any other reasonable inducements to the sublessee, out of pocket attorneys' fees, and a reasonable brokerage commission incurred by Lessee.

                (C)     [Intentionally Deleted.]

                (D) An assignment or subletting of Lessee's interest in this Lease without Lessor's required specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Default without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Default, Lessor shall have the right to terminate this Lease.

                (E) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damage and/or injunctive relief.

        12.2    Terms and Conditions Applicable to Assignment and Subletting.

                (A) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                (B) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default by Lessee of any of the terms, covenants or conditions of this Lease.

                (C) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                (D) In the event of any Default of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                (E) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                (F) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                (G)

        12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (A) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Default (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Default has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                (B) In the event of a Default by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligations to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                (C) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein, if Lessor's consent would be required to permit Lessee to do such matter or thing under the Lease.

                (D) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (E) Lessor shall deliver a copy of any notice of Default by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

        12.4 Assignment; Subletting to Affiliates. Lessee shall have the right, without first obtaining the consent of Lessor and without payment of fees or charges of any kind, to assign this Lease or sublease the Premises to (a) any entity resulting from a merger or consolidation of Lessee or Lessee's parent company with any organization; (b) any entity purchasing substantially all of the stock or assets of Lessee or Lessee's parent company; (c) any entity succeeding to the business and assets of Lessee or Lessee's parent company; or
(d) any Affiliate (as hereinafter defined) of Lessee (and any such Affiliate shall have the same rights as Lessee under this Paragraph 12). So long as Lessee's stock is publicly traded or in the event of an initial public offering of stock on a national stock exchange, no change of stock ownership or control of Lessee shall constitute an assignment hereunder. For purposes of this Lease "Affiliate" shall mean, with respect to a Person (as hereinafter defined), any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such Person. The term "control" shall mean the direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock or interest in the income of such Person, or such other relationship as, in fact, constitutes actual control. The term "Person" shall mean an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

        In connection with any sublease or assignment to an Affiliate, Lessee shall deliver to Lessor fifteen (15) days written notice containing the name of the Affiliate and the manner in which it is affiliated with Lessee and the commencement and termination dates of the Sublease.

        12.5 Bonus Value. In the case of any assignment other than to an Affiliate, after deduction of the costs of tenant improvement and any other reasonable inducements to the assignee, out of pocket attorneys' fees, and a reasonable brokerage commission incurred by Lessee, Lessee shall pay to Lessor, as and when received, fifty percent (50%) of any transfer or assignment fee, purchase price or other consideration received by Lessee in connection with the assignment attributable to the value of this Lease, in excess of the Rent otherwise payable under this Lease.

13.     Default; Remedies.

        13.1 Default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease and the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

                (A) The abandonment of the Premises, combined with nonpayment of Rent.

                (B) The failure by Lessee (i) to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses when due, (ii) to make any other monetary payment required to be made by Lessee hereunder within five
(5) business days following written notice thereof, (iii) to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of ten (10) days following written notice thereof by or on behalf of Lessor to Lessee.

                (C) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (ii) [Intentionally Deleted],
(iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 30, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) [Intentionally Deleted],
(vii) the execution of any document requested under Paragraph 41 (easements), or
(viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                (D) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 39 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above including, without limitation, the failure to comply with Applicable Requirements per Paragraph 6.3, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty
(30) days are reasonably required for its cure, then it shall not be deemed to be a Default of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (E) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within ninety (90) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within ninety (90) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's Interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any Applicable Requirement, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                (F) The discovery by Lessor that any financial statement of Lessee, given to Lessor by Lessee, was materially false.

                (G)

        13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within the period specified herein for the cure thereof, or if not specified, then within thirty (30) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Default under this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Default, Lessor may:

                (A) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of Leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Default under this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                (B) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Default and recover the rent as it become due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                (C) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                (D) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 Inducement Recapture in Event of Default. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Default (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and the unamortized portion of any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, unless said Default is cured by Lessee within the time period required by the Lease. The acceptance by Lessor of rent or the cure of the Default which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground Lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or, in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. If such taking renders all or a material portion of the Premises unusable, even if not part of the Premises, Base Rent shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the Leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     Brokers' Fees.

        15.1 Procuring Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease, and shall be paid a commission by Lessor in accordance with Lessor's separate written agreement with Lessor's Broker.

        15.2 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder's or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     Tenancy and Financial Statements.

        16.1 Tenancy Statement. Each party (as "Responding Party") shall within ten (10) business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the form of Tenant Estoppel attached hereto as Exhibit D, plus such additional information, confirmation and/or factual statements as may be reasonably requested by the Requesting Party, or may be required to render such information, confirmation or factual statements true.

        16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors who are not publicly traded companies shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be "Rent".

22. No Prior or Other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the other that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.

23.     Notices.

        23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by certified or registered mail or U.S. Postal Service Express Mail or other overnight courier that guarantees next day delivery, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may be written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card. Notices delivered by the United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given on the next business day after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, if given during normal business hours, or on the next business day thereafter, if given outside of normal business hours, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default at the time of accepting rent, the acceptance of rent by

Lessor shall not be a waiver of any Default by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     Subordination; Attornment; Non-Disturbance.

        30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground Lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission or any prior Lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior Lessor, or (iii) be bound by prepayment of more than one month's rent, unless such Lender agreed to such prepayment.

        30.3 Non-Disturbance. Concurrently herewith, Lessor, Lessee and Lessor's lender shall enter into a Subordination, Attornment and Non-Disturbance Agreement in the form attached hereto as Exhibit E. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Default hereof and attorns to the record owner of the Premises.

        30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to reasonable attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or Lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor shall use its best efforts to minimize any interference with Lessee's use and occupancy of the Premises or business operations as a result of such entry which efforts shall include coordination with Lessee and appropriate arrangements for alternative and un-interrupted power supply. Lessee may require Lessor or its agents to be accompanied by a representative of Lessee as a condition of granting Lessor access to any secured area within the Premises. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs. Lessor shall provide a tenant directory on the west wall of Building F near Paul Avenue which shall include Lessee's name and location.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Default by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     Consents.

                (A) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                (B) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     Guarantor. [Intentionally Deleted]

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees; provided that Lessor shall not enforce any rule or regulation in a discriminatory manner.

40. Security Measures. Lessor shall install exterior security cameras at the Building, and automated pedestrian and vehicle gates at the entrance to the Industrial Center. Lessee hereby acknowledges that the Rent payable to Lessor hereunder includes the cost of guard service 24 hours a day, 7 days a week Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. Lessor shall not be liable to Lessee, Lessee's employees, invitees or any other person or entity for (and Lessee waives all claims against them arising by reason of) direct or consequential damages, including, without limitation, damage or injury to person or property or loss of life, resulting from the presence, admission to or exclusion from the Building or Industrial Center of any person, and Lessee acknowledges that Lessor's provision of security guards or other security services for the Building or Industrial Center shall not be construed as Lessor's acceptance of any responsibility or liability for the security of persons or property in, on or about the Premises, the Building or the Industrial Center. Lessee may install Lessee's own security provided that Lessee gives to Lessor all info Lessor and emergency personnel access to

41. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, Common Area Conduit Installation Areas, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, Common Area Conduit Installation Areas, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said

Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease, together with interest thereon at the rate of ten percent (10%) per annum for the period beginning on the date of such payment and ending on the date of such recovery.

43. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

44. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to Lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

45. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

46. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

47. Loading Dock. Lessee shall have the non-exclusive right to use any of the four (4) loading docks at the Building without any special charge, provided that such use shall be subject to Lessor's reasonable rules and regulations therefor, in effect from time to time.

48.     Non-Interference.

        48.1 Interference Defined. As used in this Lease, "Interference" means individually or collectively, (a) materially interfering with access to Conduits, or Lessee's Equipment or the equipment of Lessor or other lessees of the Building or Industrial Center, or Lessee's Utility Installations or the Utility Installations of Lessor or other lessees of the Building or Industrial Center, (b) cutting, slicing, damaging, moving, or otherwise physically affecting use of or transmission through the Conduits, and (c) material signal fading, attenuation, non-intermittent disparities and propagation anomalies (individually and collectively, clauses (a), (b) and (c) are referred to as "Interference").

        48.2 Lessee's Permitted Use. Lessee's Permitted Use shall not cause interference with any other telephone, data, radio or television transmitting or receiving equipment whether or not located in the Industrial Center. Lessee, at Lessee's sole cost and expense, shall promptly investigate and resolve any complaint of Interference, which may include establishing that Lessee is not the source of the Interference. Lessor acknowledges that in the event of any Interference by Lessee with equipment installed by Lessor or other lessees of the Industrial Center after the installation by Lessee of the equipment, or the commencement of the activity, alleged to be creating Interference, Lessee's sole obligation shall be to attempt to cure the Interference without material cost to Lessee, and that Lessee's prior equipment or activity may continue notwithstanding the Interference so caused.

        48.3 Notice of Activities. Prior to Lessor or Lessee carrying out or permitting others to carry out, any construction, maintenance or repair activities that could reasonably be expected to affect Conduits in the Industrial Center, Lessee's Equipment or equipment of Lessor or other lessees of the Industrial Center, or Utility Installations (whether of Lessee or other lessees) in the Industrial Center, the party proposing to carry out or permit such activities (the "Acting Party") shall provide at least three (3) business days' prior written notice to the other party (the "Noticed Party") of such work, including the date, time and location in which such work will take place. Provided that the Noticed Party shall not delay the proposed work, the Noticed Party shall have the right to monitor and inspect the Acting Party's work at the Noticed Party's own risk and expense. The Acting Party shall exercise due care in carrying out such work. The Acting Party shall notify its contractors of the location and sensitivity of the Conduits and of obligation to coordinate the work with the Noticed Party to avoid causing an Interference. Lessor shall not install, and shall not approve the installation by any other person or entity (to the extent that Lessor has the right to approve such installation), of any equipment, fixtures, structures, improvements or other items within the Industrial Center that are actually known to Lessor to cause Interference with Lessee's Equipment. In connection therewith, if Lessor notifies Lessee of the proposed installation of equipment, fixtures, structures or improvements Lessee shall promptly notify Lessor of any anticipated Interference that would be caused by such installation. If Lessee fails to respond to Lessor's request within ten (10) business days, Lessor's proposed installation shall be deemed approved by Lessee.

        48.4 Remedies for Interference. Subject to Paragraph 48.2, the Acting Party shall immediately take all necessary measures, at the Acting Party's sole cost and expense, to eliminate any Interference of which the Acting Party is notified or is otherwise actually aware. Such steps include hiring agents to work extended hours until the Interference is eliminated. If the Acting Party does not promptly eliminate the Interference after notice, the Noticed Party shall have the right but not the obligation to (a) take all reasonable steps to eliminate the Interference, and the Acting Party shall pay such costs thereof to the Noticed Party within ten (10) business days after receipt of an invoice therefor, or (b) obtain injunctive relief enjoining or restraining whatever Interference may have occurred or be occurring, without posting a bond or other security and without proving damages, it being expressly recognized by Lessor and Lessee that any Interference will cause irreparable harm to the party experiencing such Interference which cannot be fully compensable by damages. In no event shall an Acting Party have any claim for damages against a Noticed Party as a result of an Interference.

        48.5 Restriction of Access to Common Area Utility Rooms. Lessor shall install locks on all Common Area Utility Rooms shown on the UIP and shall use reasonable efforts to restrict entry to Common Area Utility Rooms to the employees, agents and contractors of Lessor and other lessees of the Industrial Center needing access thereto for the purposes for which such Common Area Utility Rooms, are designed; provided that Lessor shall not have any duty to monitor access to the Common Area Utility Rooms, nor, except to the extent of Lessor's gross negligence or willful misconduct, any liability to Lessee for damages of any type or nature for any matter arising due to the access of Lessor or any other party to the Common Area Utility Rooms. Anything to the contrary contained in this

Paragraph 48 notwithstanding, in no event shall Lessor be liable to Lessee for any consequential, incidental or special damages, lost profits or lost revenues, or loss of goodwill notwithstanding that Lessor has been informed of the possibility of such consequential damages or is negligent.

49. Reasonable Approvals. Except as otherwise expressly set forth in this Lease, if a party is required to obtain the other party's approval or consent to a matter the approving party shall not unreasonably withhold, condition or delay such approval or consent. The approving party's failure to respond within ten
(10) business days after receipt of a notice that a requested consent or approval has not received a response, shall be deemed the approving party's consent or approval.

50. Equipment Ownership; Waiver of Lessor's Lien on Equipment. Lessee's Equipment shall be the property of and owned by Lessee throughout the Term, and shall in no event be deemed fixtures, even if affixed to the Premises or Industrial Center. Lessor hereby expressly waives and releases any and all contractual liens and security interests or constitutional and/or statutory liens and security interests arising by operation of law or under the Lease to which Lessor might now or hereafter be entitled on any of the property of Lessee, including without limitation, Lessee's Equipment. Lessor further agrees that, subject to Lessee's obligation to surrender the same in accordance with Paragraph 7.4, Lessee's Equipment shall be exempt from execution, foreclosure, sale, levy, or attachment, for any Lessee default hereunder. Except at the expiration or earlier termination of the term, Lessee's Equipment may be removed at any time from the Premises or the Industrial Center by Lessee; provided that, except in the case of Lessee's Must-Stay Equipment, Lessee shall substitute Lessee's Equipment of an equivalent or better quality.

51. Lessor's Right to Provide Electrical Service. Anything to the contrary contained in this Lease notwithstanding, Lessee acknowledges and agrees that Lessor shall have the right, upon at least thirty (30) days prior written notice to Lessee, to become the service provider for electrical service to the Building and to charge Lessee for such service at rates equal to or better than the applicable Pacific Gas and Electric Standard Commercial Utility Tariff, or its then equivalent. Prior to beginning Lessor's service, Lessor shall establish to Lessee's reasonable satisfaction that the reliability of such electrical service is comparable to the service then used by Lessee.

52. Examination of Lease. Submission of this lease document for examination or signature by Lessee does not constitute a reservation or option to Lessee and it is not effective for any purpose until execution by and delivery to both Lessor and Lessee, which delivery may be by facsimile transmission of an executed signature page.

The parties hereto have executed this Lease as of the date first set forth above.

BY LESSOR:                              BY LESSEE:

THE CAMBAY GROUP, INC.,                 UNIVERSAL ACCESS, INC.,
a California corporation                an Illinois corporation

By: /s/ JOHN O. WILSON                  By: /s/ ROBERT J. POMMER
   --------------------------------        -------------------------------------
   John O. Wilson, Vice President               Robert J. Pommer
                                        Its: Chief Operating Officer

ADDRESS FOR NOTICES:                    ADDRESS FOR NOTICES:
1350 Treat Boulevard, Suite 560         100 North Riverside Plaza, Suite 2200
Walnut Creek, CA 94596                  Chicago, IL 60606
Facsimile: (925) 933-1404               Attn: Robert J. Pommer,
                                              Chief Operations Officer
                                        Facsimile: (312) 660-5050

                                        WITH A COPY TO:
                                        Shefsky & Froelich Ltd.
                                        444 North Michigan Avenue
                                        Chicago, IL 60611
                                        Attn: Paul Kelley, Esq.,
                                              Counsel
                                        Facsimile: (312) 527-9285

                                   ADDENDUM 1

                                  LESSOR'S WORK

        This Addendum 1 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        A. Lessor's Work Defined. On or before the Delivery Date, as defined in Paragraph B, Lessor, through its designated general contractor ("Contractor") shall perform the following work ("Lessor's Work"), in a good and workmanlike manner, at Lessor's sole cost and expense except as otherwise expressly provided in subparagraph (iv) below, and in accordance with all Applicable Requirements, as defined in Paragraph 6.3.

        (i) Third Floor Shell ADA and Title 24 Work. All improvements necessary to cause the shell of the Third Floor Premises and the path of travel from the Building entry to the Third Floor Premises to comply with the requirements of the Americans with Disabilities Act ("ADA"), Title 24 of the California Code ("Title 24") and all other Applicable Requirements.

        (ii) Third Floor Restrooms ADA and Title 24 Work. All improvements necessary to cause the existing third floor restrooms to comply with the requirements of the ADA, Title 24 and all other Applicable Requirements.

        (iii) Required Electrical Capacity for Third Floor Premises. Lessor shall provide electrical service to Lessee's circuit breaker located in Lessor's Building F electrical room in the eastern section of the second floor of the Building. Lessor shall provide Lessee with access to such electrical room for Lessee's conduits and personnel as necessary. Lessee's electrical service shall be supplied by Lessor as a dedicated feeder and service circuit breaker rated at 500 amps, 480 volts and 3 phase, 4 wire alternating current, with one service switch on the Building's main distribution board (the "Required Electrical Capacity"). At Lessor's election, the Required Electrical Capacity may be derived from a either a dedicated or a joint tenant substation transformer and distribution switchboard system.

        (iv) Telecommunications Vaults. Lessor shall install two (2) telecommunications vaults in the Industrial Center to serve the Building ("Lessor's Telecommunications Entrance Vaults")

        (v) Third Floor Corridor/Sprinkler Work. Install one-hour rated, taped and painted sheetrock common corridor(s) which shall demise the Premises, a building standard entry door to the Premises, and common core sprinklers on the third floor of the Building. The Third Floor Premises shall be protected by a dry fire suppression system installed by Lessee as part of Lessee's Initial Improvements.

        (vi) Existing Heating System. Lessor shall remove any existing heating system exclusively serving the Third Floor Premises.

        (vii) Roof Improvements. Lessor shall make improvements to the roof to eliminate ponding on the roof over the Third Floor Premises.

        B. Delivery Date for Lessor's Work. Lessor's Work shall be coordinated with and performed concurrently with Lessee's Initial Improvements. Subject to force majeure, Lessor's Work shall be completed on or before the "Delivery Date", as defined in Paragraph 1.3. Lessor shall use reasonable efforts to provide Lessee with at least three (3) business days prior notice of the Delivery Date, provided that the failure to provide such notice shall not delay the Delivery Date.

        C. Force Majeure. Lessor's obligations to perform Lessor's Work shall not require Lessor to incur overtime costs and expenses, and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of material or supplies, and for any other cause or event beyond Lessor's reasonable control.

        D. Lessee's Delay. Lessee's obligation to pay Base Rent shall commence, as set forth In Paragraph 1.5; provided, however, if Lessor shall be delayed in substantially completing Lessor's Work as a result of (a) Lessee making material changes in the Lessee's Plans, or (b) hindrance or disruption of the work of Lessor's contractor resulting from Lessee's Initial Improvements, then the commencement of Base Rent shall be accelerated by the number of days of such delay.



                                   Addendum 1
                                   Page 1 of 1

                                   ADDENDUM 2

              BASE RENT AND CABINET AND CONDUIT CHARGES ADJUSTMENTS

        This Addendum 2 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        On the first anniversary of the Commencement Date (the "Adjustment Date"), and continuing on each anniversary of the Adjustment Date thereafter during the initial term and for the second and each succeeding year, the Base Rent, and all Cabinet and Conduit Charges then in effect, shall be increased at the rate of three percent (3%) per annum. As of each Adjustment Date, the monthly Base Rent and Cabinet and Conduit Charges payable during the ensuing twelve-month period shall be determined by increasing the previous monthly rent and charges for the month just ended by three percent (3%). Said increases shall be on a compounded basis.



                                   Addendum 2
                                   Page 1 of 1

                                   ADDENDUM 3

                                 OPTION TO RENEW

        This Addendum 3 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        Grant of Option to Renew. Lessee shall have the option (the "Option") to extend the term of this Lease on all the provisions contained in this Lease, except for provisions relating to this Option to extend, for one five (5) year period (the "Option Term") following expiration of the initial term, by delivering written notice of the exercise of the Option to Lessor at least one hundred eighty (180) days, but not more than twelve (12) months prior to the expiration of the then applicable term. Prior to the start of the Option Term, Lessor and Lessee shall execute an amendment to this Lease reflecting the extended term. The Base Rent for the Option Term shall be the Prevailing Market Rental, as hereinafter defined, for the Premises as of the date that is thirty
(30) days prior to the expiration of the initial Term or any Option Term, for the Option Term. As used herein, the term "Prevailing Market Rental" for the Premises shall mean the rental and all other monetary payments that Lessor could obtain for each month of the Option Term from a third party desiring to lease the Premises for a five (5)-year term commencing at the commencement of the Option Term, taking into account costs that Lessor would incur in re-letting the Premises, the characteristics of the Building and its telecommunications facilities, the size, location and floor levels of the Leased Premises, the quality of construction of the Building and the Leased Premises, the services provided under the terms of this Lease, the rental and any escalations and adjustments thereto (including without limitation Consumer Price Indexing) then being obtained for new leases of space comparable to the Premises in the City and County of San Francisco, and all other factors, such as rental concessions and tenant improvement allowances, moving allowances, that would be relevant to a third party desiring to lease the Premises for a five (5)-year term commencing at the commencement of the Option Term in determining the rental such party would be willing to pay therefor, expressly excluding from such consideration the value of Lessee's Utility Installations.

        Determination of Prevailing Market Rental. If Lessee exercises the Option, Lessor shall send to Lessee, on or before the date that is one hundred fifty (150) days prior to the Expiration Date, a notice setting forth the Prevailing Market Rental for the Premises for each month of the Option Term. If Lessee disputes Lessor's determination of the Prevailing Market Rental for the Option Term. Lessee shall, within thirty (30) days after the date of Lessor's notice setting forth the Prevailing Market Rental for the Option Term, send to Lessor a notice stating that Lessee disagrees with Lessor's determination of Prevailing Market Rental for the Option Term and elects to resolve the disagreement as provided below. If Lessee does not send to Lessor a notice as provided in the previous sentence, Lessee shall be deemed to have approved Lessor's determination. If Lessee elects to resolve the disagreement as provided below and such procedures shall not have been concluded prior to the commencement of the Option Term, Lessee shall pay Base Rent to Lessor hereunder adjusted to reflect the Prevailing Market Rental as determined by Lessor in the manner provided above. If the amount of Prevailing Market Rental as finally determined pursuant to the following is greater than Lessor's determination, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the Prevailing Market Rental as so determined within thirty (30) days after the determination. If the Prevailing Market Rental as finally determined is less than Lessor's determination, the difference between the amount paid by Lessee and the Prevailing Market Rental as so determined shall be credited against the next installments of Base Rent due from Lessee to Lessor hereunder.

        Resolution of Disagreement Regarding Prevailing Market Rental. Any disagreement regarding the Prevailing Market Rental shall be resolved as follows:

        (a) Within thirty (30) days after Lessee's response to Lessor's notice to Lessee of the Prevailing Market Rental, Lessor and Lessee shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

        (b) If within the thirty (30) day period referred to in (a) above, Lessor and Lessee cannot reach agreement as to the Prevailing Market Rental, Lessee shall have the right by notice to Lessor within ten (10) days thereafter to rescind Lessee's exercise of the Option, whereupon Lessee shall not have any right to extend the term of this Lease. If Lessee does not rescind its exercise within such period, then Lessor and Lessee shall each select one appraiser to determine the Prevailing Market Rental. Each such appraiser shall arrive at a determination of the Prevailing Market Rental and submit their conclusions to Lessor and Lessee within thirty (30) days after the appointment of such appraiser.

        (c) If only one appraisal is submitted within the requisite time period, it shall be deemed to be the Prevailing Market Rental. If both appraisals are submitted within such time period, and if the two appraisals so submitted differ by less than ten percent (10%) of the higher of the two, the average of the two shall be the Prevailing Market Rental. If the two appraisals differ by more than ten percent (10%) of the higher of the two, then the two appraisers shall immediately select a neutral third appraiser who shall within thirty (30) days after his or her selection make a determination of the Prevailing Market Rental and submit such determination to Lessor and Lessee. This third appraisal will then be averaged with the closer of the two previous appraisals and the result shall be the Prevailing Market Rental.

        (d) All appraisers specified pursuant to this Paragraph shall be members of the American Institute of Real Estate Appraisers with not less than ten (10) years' experience appraising commercial properties in the vicinity of the Building in San Francisco. Each party shall pay the cost of the appraiser selected by such party and one-half of the cost of the third appraiser plus one-half of any other costs incurred in resolving the disagreement.

        Options Personal to Original Lessee. The Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof and any Affiliate thereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee or Affiliate thereof while the original Lessee or Affiliate thereof is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

        Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.



                                   Addendum 3

        Effect of Default on Options. Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary:
(i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (after notice thereof is given Lessee), or (iii) during the time Lessee is in Default of this Lease, or (iv) in the event that Lessor has given to Lessee two
(2) or more notices of separate Defaults under Paragraph 13.1 during the twelve
(12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of this Paragraph.

        All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after written notice that such obligation has become due, or (ii) Lessor gives to Lessee two (2) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Default of this Lease.



                                   Addendum 3
                                   Page 2 of 2

                                   ADDENDUM 4

                    COMMON AREA OPERATING EXPENSE EXCLUSIONS

        This Addendum 4 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        Notwithstanding anything to the contrary in the definition of Common Area Operating Expenses, the Common Area Operating Expense shall not include the following:

        (1) The cost of repair to the Building, including the Premises, to the extent the cost of the repairs is reimbursed by insurance or condemnation proceeds, covered by warranty or otherwise reimbursed by third parties other than as a part of Common Area Operating Expenses;

        (2) All items and services for which Lessee or any other lessee in the Building reimburses Lessor other than through Common Area Operating Expenses (or is so obligated to reimburse Lessor) and all items and services supplied selectively to any lessee without reimbursement, provided that, any item or service supplied selectively to Lessee shall be paid for by Lessee;

        (3) Advertising and marketing costs, including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with the lease, sublease and/or assignment negotiations and transactions with present or prospective lessees of the Building or their successors;

        (4) The cost of improving or renovating space for lessees or space vacated by any lessee (including Lessee), including, without limitation, architects', engineers' and space planners' fees and expenses, and costs of permits and inspections;

        (5) The cost of utilities charged to individual lessees (including Lessee) including any and all costs for Lessee's electrical usage and HVAC usage, and payroll, material and contract costs of other services charged to lessees (including Lessee);

        (6)     The depreciation of the Building;

        (7) Principal, interest, points and fees on debt or amortization payments, and late payment penalties and interest on any real property mortgages or deeds of trust and ground lease payments, and other costs of financing or refinancing the Building;

        (8) Legal, accounting, consulting and other related expenses associated with the enforcement of leases, disputes with lessees or prospective lessees, or the defense of Lessor's title to the Building;

        (9) Lessor's general corporate overhead and general administrative expenses not related to the operation of the Building, including costs of preparing corporate, partnership or other tax returns, or financial statements not related to the operation of the Building, and all compensation to executives, officers or partners of Lessor or to persons who are executives or officers of partners of Lessor or to any other person at or above the level of building manager, other than the building manager of the Building;

        (10) Unless required to be charged by Lessor pursuant to any Applicable Requirements, any compensation paid to clerks, attendants or other persons in commercial concessions, including parking facilities operated by Lessor and other costs directly related to the operation of such commercial concessions including bookkeeping, parking insurance, parking management fees, tickets, striping and uniforms, and all other costs directly related to the installation, operation and maintenance of such commercial concessions;

        (11) Governmental fines or penalties assessed as a result of Lessor's failure to make payments in a timely manner or to comply with Applicable Requirements;

        (12) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or maintenance services;

        (13) Costs of capital improvements and other costs which are to be capitalized and not expensed in accordance with generally accepted accounting principles, including, without limitation, capital repairs due to casualty, capital costs of any renovation, improvement or addition (but not repair or maintenance in accordance with Paragraph 7.2) to common areas, capital costs of compliance with health, safety and disability access laws to the extent the Building did not comply with such Applicable Requirements in effect and as interpreted as of the date of this Lease; provided that such costs to comply with Applicable Requirements arising after the date of this Lease or reinterpreted after the date of this Lease, shall be included in Common Area Operating Expenses;

        (14) Cost of compliance with laws relating to Hazardous Substances or substances which are incurred (a) as a result of Lessor's negligence or intentional acts in the course of construction of the Building, including the selection and use of building materials which Lessor should have known were Hazardous Substances at the time of their installation, or (b) as a result of the presence of Hazardous Substances in the soil or groundwater under the Building on or before the date of execution of this Lease;



                                   Addendum 4
                                   Page 1 of 2

        (15) Unless required to be installed pursuant to any Applicable Requirements, costs of purchasing, installing and replacing artwork;

        (16) Liability covered by insurance carried by Lessor the premiums for which are included in Common Area Operating Expenses, or which would have been covered by insurance otherwise required to be carried by Lessor under this Lease but for failure to insure as a result of Lessor's intentional acts or omissions or negligence (but not as a result of commercial impracticability of obtaining such insurance);

        (17) Expenses resulting directly from the willful misconduct or gross negligence of Lessor;

        (18) Costs of repairs or modifications to the Building or Premises, if the Building or Premises are not in full compliance with all governmental regulations, ordinances and laws effective at the effective date of this Lease (but not repair or modifications related to Lessor's obligations under Paragraph 7.2 for matters arising on or after the date of execution of this Lease);

        (19) Any bad debt loss, rent loss or reserves for bad debts or rent loss and reserves for Common Area Operating Expenses or capital improvements;

        (20) The cost of goods or services paid to Lessor, or to any subsidiary or affiliate of Lessor, to the extent such costs exceed the costs of comparable goods or services delivered or rendered by unaffiliated third parties;

        (21) Costs arising from Lessor's charitable or political contributions;

        (22) Costs, including capital costs, incurred in connection with upgrading the Building to comply with Applicable Requirements as such Applicable Requirements were interpreted as of the date of this Lease; provided that such costs to comply with Applicable Requirements arising after the date of this Lease or re-interpreted after the date of this Lease, shall be included in Common Area Operating Expenses;

        (23) Costs for which Lessor has been compensated by a management fee, including labor, office rent, supplies, and improvements in the Building; and

        (24) Costs arising from repairs for construction defects in the Building or in lessee improvements installed by Lessor;



                                   Addendum 4
                                   Page 2 of 2

                                   ADDENDUM 5

                      LESSEE'S IMPROVEMENT OF THE PREMISES

        This Addendum 5 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        A.      Lessee's Initial Improvements.

                1. Early Access for Lessee's Initial Improvements. Concurrently with the execution of this Lease and the delivery to Lessor of certificates or policies of insurance as required by Paragraph 8.5, Lessor shall provide Lessee with early access to the Premises to permit Lessee to construct Lessee's improvements to the Premises ("Lessee's Initial Improvements"), subject to Lessee's obligation to coordinate Lessee's Initial Improvements with Lessor's Work to permit Lessor to complete Lessor's Work on or before the Delivery Date. The Third Floor Premises shall be available to Lessee in a broom clean condition.

                2. Lessee's Initial Improvements. Lessee shall at its own cost obtain all permits and approvals and construct the Lessee's Initial Improvements to the Premises in a good, workmanlike manner, using architects, engineers, construction managers, contractors, and subcontractors Approved by Lessor. Lessee's Initial Improvements shall be performed substantially in accordance with plans and specifications Approved by Lessor, minor field changes and variances excepted. All of Lessee's Initial Improvements shall be constructed and installed by licensed contractors under city permits and in accordance with Applicable Requirements, including, without limitation, such contractors' and subcontractors' written safety plans prepared in accordance with the Applicable Requirements of the California Occupational Safety and Health Administration.

                3. Construction Scheduling. Subject to complying with any Applicable Requirements, Lessee shall have the right to perform Lessee's Initial Improvements twenty four (24) hours per day, seven (7) days per week, subject to Lessor's reasonable rules and regulations, provided that Lessee shall minimize any interference with the conduct of business by other lessees of the Building or the Industrial Center.

                4. Lessor's Inspections. Lessor shall be notified of Lessee's construction schedule and shall have the right to inspect Lessee's Initial Improvements at any time; provided that Lessor shall conduct such inspections in a manner that will minimize any interference with Lessee's Initial Improvements. Lessor shall provide Lessee with reasonable notice (which may be given to Lessee telephonically) of such inspections. Lessee may require that a representative of Lessee accompany any persons making such inspections. If, at any time during the course of construction of Lessee's Initial Improvements, Lessor believes, in good faith, that the work does not substantially conform to Lessee's Plans ("Defective Work") Lessor shall use good faith efforts to notify Lessee in writing immediately, which notice shall specify the non-conformity, provided that the failure to so notify Lessee shall not be a default or form the basis of any claim for damages or any other liability to Lessee or any third party. Upon Lessee's receipt of such written notice Lessee's Initial Improvements on the identified matter shall be stopped and Lessor, Lessee, and the parties' respective architects and engineers, as appropriate, shall meet, which meeting may be by telephone, within one business day to discuss what steps, if any, should be taken to address the Defective Work specified in the notice. After said meeting, Lessee shall make the final, reasonable determination regarding what steps, if any, should be taken to address such matters, and work on Lessee's Initial Improvements may proceed in accordance with said determination. If Lessor or Lessor's engineer is not available within such one business day period, then, subject to Lessee's obligation to correct the work if the work is later determined to be Defective Work, Lessee may proceed with the allegedly Defective Work unless such work is allegedly inconsistent with the UIP. No work that allegedly is Defective Work for failure to conform to the UIP shall proceed without Lessor's approval.

                5. Lessee's Use of Facilities Without Charge. Lessor shall not charge Lessee fees in connection with Lessee's Initial Improvements for (1) Lessor's review of Lessee's Plans, (2) Lessor's construction supervision, (3) Lessee's use of the freight elevator, or (4) access to the third floor telecommunications closets, hoists, or water prior to the Delivery Date. Lessee shall reimburse Lessor for the reasonably estimated costs of electrical and other utility services provided to Lessee prior to the Delivery Date.

                6. Fire Sprinkler Branch Relocation Work. Concurrently with obtaining Lessor's approval of Lessee's plans and specifications for Lessee's Initial Improvements, Lessee shall notify Lessor that Lessee desires to relocate the existing fire sprinkler branch main and riser within the Premises to a location outside the Premises (the "Fire Sprinkler Branch Relocation Work"). Lessee shall be solely responsible for the Fire Sprinkler Branch Relocation Work, and for all costs associated with the Fire Sprinkler Branch Relocation Work. Lessee shall not be required to restore the Fire Sprinkler Branch Relocation Work Approved by Lessor to its original condition at the expiration of the Term.

        B.      Process for Approval of Construction Related Matters During the
Term.

                1. Lessor's Approval. Whenever Lessor's approval of any plans, specifications, installation location, contractors and other personnel, or other related matter, including, without limitation, Lessee's Utility Installations, is required in connection with Lessee's Initial Improvements, or any Alterations, or any other improvement by Lessee to the Premises or the Building, (i) such approval shall not be delayed, and, unless expressly provided otherwise, shall not be unreasonably withheld or conditioned, and (ii) Lessee and Lessor shall follow the procedures and time frames set forth in this Paragraph B, and upon Lessor's approval such matter will be deemed "Approved by Lessor". There shall be no charge to Lessee for Lessor's review of Lessee's requests for consent or approval pursuant to Paragraphs A and B hereof.

                2. Requirement for and Procedure for Approval of Lessee's Plans. Lessee shall deliver preliminary plans and specifications ("Preliminary Plans"), working drawings (the "Working Drawings") and all proposed changes to previously approved Working Drawings that are not immaterial ("Changes") to Lessor, Lessor's architect and Lessor's designated engineer, for Lessor's approval. Lessor's Preliminary Plans, Working Drawings and Changes are referred to collectively in this Lease as "Lessee's Plans". Lessor shall approve or disapprove the submittal of any of Lessee's Plans, within ten (10) business days after receipt for the first submittal, and five (5) business days for any



                                   Addendum 5
                                   Page 1 of 2
re-submittal. Lessor's failure to object to Lessee's Plans within such periods shall be deemed Lessor's approval of such plans. If Lessor disapproves any of Lessee's Plans, such disapproval shall note Lessor's specific requested changes.

                3. Requirement for and Procedure for Approval of Contractor, Installation Location and Other Matters. Lessee shall deliver one or more notices to Lessor to (1) designate Lessee's contractors or other personnel for Lessor's approval, (2) designate Lessee's proposed installation locations for Lessor's approval, and (3) to specify any other matter related to the construction of Lessee's Initial Improvements requiring Lessor's approval under this Lease (an "Approval Request"). Lessor shall approve or disapprove the submittal of any Approval Request, within ten (10) business days after receipt of the first request and within five (5) business days after a subsequent submittal of a previously disapproved request ("Lessor's Approval Period"). Lessor's failure to object to any Approval Request within Lessor's Approval Period shall be deemed Lessor's approval of Approval Request. If Lessor disapproves any of Lessee's Approval Requests, such disapproval shall note Lessor's specific objections and the curative steps that would result in Lessor's approval of the Approval Request.

                4. Purpose of Lessor's Approval. Lessor's approval of Lessee's Plans or any other matter associated with Lessee's installation of improvements to the Premises or the Building during the Term in accordance with this Lease, or Lessor's inspection of Lessee's Initial Improvements or any other Alteration to the Premises or the Building made by Lessee during the Term, are solely for Lessor's convenience and shall not be deemed a representation by Lessor of any nature, including, without limitation, that Lessee's Plans or Lessee's Initial Improvements complies with Applicable Requirements or is fit for its purpose. No approval by Lessor, any employee, agent, contractor or consultant of Lessor, or Lessor's architect or engineer (collectively, the "Lessor Parties") of any plans, specifications, drawings or other matters relating to the construction of Lessee's Initial Improvements or any Alterations, or any other improvement by Lessee to the Premises or the Building shall expose the Lessor Parties to any liability to the Lessee or any third party, and shall not be deemed to constitute any representation or judgment by the Lessor Parties that Lessee's Initial Improvements, Alterations or any other improvements by Lessee to the Premises or the Building is free from any construction defects, safe, reliable, sufficient or suitable for any purpose or that the same complies with any Applicable Requirements. In addition, no failure of Lessor to provide notification to Lessee of Defective Work, as provided above, shall expose Lessor to any liability to the Lessee or any third party, and shall not be deemed to constitute any representation or judgment by Lessor that the Lessee's Initial Improvements or any Alterations, or any other improvement by Lessee to the Premises or the Building, is free from any construction defects, safe, reliable, sufficient or suitable for any purpose or that the same complies with any Applicable Requirements. Observations by the Lessor Parties under the terms of this Agreement shall not constitute approval by the Lessor Parties of any work done in constructing any Lessee's Initial Improvements or any Alterations, or any other improvement by Lessee to the Premises or the Building, nor shall any such observation be construed as a waiver by the Lessor Parties of any objections the Lessor Parties may have as to the quality of construction of any Lessee's Initial Improvements or any Alterations, or any other improvement by Lessee to the Premises or the Building, or its compliance with Lessee's Plans Approved by Lessor. Notwithstanding the forgoing, the Lessor Parties shall be deemed to have waived the right to object to any matter regarding Defective Work, if Lessor had actual knowledge of Defective Work, without a duty to investigate, and Lessee was not promptly notified of the Defective Work by Lessor as provided above.



                                   Addendum 5
                                   Page 2 of 2

                                   ADDENDUM 6

               LESSEE'S UTILITY INSTALLATIONS AND OPERATING RIGHTS

        This Addendum 6 is attached to and made a part of that certain Lease, dated as of March 19, 1999, between The Cambay Group, Inc., a California corporation, as Lessor, and Universal Access, Inc., an Illinois corporation, as Lessee.

        Lessee intends to install certain Utility Installations and Equipment, as defined in Paragraph 7.3, for use in its operations from time to time. Subject to such modifications as Lessor shall approve in accordance with Addendum 4, Lessee and Lessor have agreed as follows:

        A. Generally. Lessor and Lessee agree that in connection with all of Lessee's Utility Installations:

                (i) Lessee's Cost. All Utility Installations shall be made at Lessee's sole cost and expense.

                (ii) Location. Utility Installations shall only be made in the Premises or in Common Areas of the Building Approved by Lessor, as defined in Addendum 5.

                (iii) Conduits. As used in this Lease, "Conduit" means the metal piping Approved by Lessor through which Lessee runs utility lines and fiber optic and other telecommunications wiring and cabling Approved by Lessor (collectively, the "Conduits"). All Conduits and piping shall be installed in accordance with Lessor's UIP, as defined in Paragraph 6.3. All Conduits installed outside the Premises must be located in the "Common Area Conduit Installation Areas". The Common Area Conduit Installation Areas are shown in the UIP and are limited to Common Area corridors, any vertical riser, chase or shaft shown on the UIP as available for common use ("Common Vertical Riser"), Common Area utility rooms and Common Area telecommunications vaults. Lessee shall have the right to use the Common Area Conduit Installation Areas for the installation of Conduit permitted under Paragraph G at no charge to Lessee except as provided below for the Conduit trapeze system; provided that Lessor reserves the right to charge other lessees of the Building for the use of the Common Area Conduit Installation Area, including, without limitation, for the purpose of connecting to Lessee's Conduit. Any Conduit installed by Lessee shall be surrendered to Lessor with the Premises upon the expiration or earlier termination of this Lease, in accordance with Paragraph
                        7.4. Lessee shall reimburse Lessor for a pro rata share, determined by Lessor in good faith, of the cost of Lessor's installation of the Conduit trapeze system located in the Common Area Conduit Installation Areas in connection with Lessee's Initial Improvements.

                (iv) Use of Existing Common Vertical Risers. Whenever practical, Lessee shall use existing Common Vertical Risers.

                (v) Compliance With Applicable Requirements. All Utility Installations shall be made in accordance with Applicable Requirements.

                (vi) Connection Fees. Lessee will be solely responsible for paying all connection fees for any utility service desired by Lessee.

                (vii) Building Systems Upgrade Consent. Lessor shall not unreasonably withhold Lessor's consent to any upgrade to the Building utility systems, whether within or without the Premises proposed by Lessee, provided that such work shall be performed at Lessee's sole expense, and shall not interfere with or limit the use of the Building by Lessor or other lessees of the Building. Any proposed upgrade of a Building utility system shall be Approved by Lessor in accordance with Addendum 5.

                (viii) Lessor's Concurrent Installation of Additional Conduits. Concurrently with Lessee's Initial Improvements, Lessor may request that Lessee install additional Conduits and related improvements ("Lessor's Incremental Conduit Work") in connection with Lessee's installation of Conduit, whether in the Industrial Center or offsite, provided that Lessor's Incremental Conduit Work shall not cause any delay in the completion of Lessee's Initial Improvements, and provided further that (i) Lessor shall pay the incremental cost of labor and materials in connection therewith, (ii) Lessor shall furnish Lessor's plans and specifications for Lessor's Conduit to Lessee, and (iii) Lessor shall establish to Lessee's reasonable satisfaction that Lessor has readily available funds to pay for Lessee's installation of the additional Conduits in a timely manner, which shall be within ten (10) days after Lessee's presentation of invoices for labor and materials. Lessee shall consider Lessor's request in good faith in light of Lessee's design requirements and notify Lessor within ten (10) days after Lessor's request whether or not Lessor's Incremental Conduit Work is acceptable to Lessee. Lessee shall be entitled to offset any amounts due from Lessor for such work against Rent if Lessor shall fail to pay for such work in a timely manner.

        B. HVAC Systems. For the purpose of providing heating, ventilation and air conditioning to the Premises, Lessee shall have the right to:

                (i) Install approximately 60 tons of HVAC, for the switch equipment outside of the Third Floor Premises Approved by Lessor, and the appropriate HVAC equipment that meets the tonnage requirement for Lessee's Permitted Use, together with the necessary condensers or dry coolers (collectively "Condensers") and glycol pumps and piping, subject to Lessor's review and approval of Lessee's Plans and Equipment, in an area not to exceed 250 square feet ("HVAC Roof Area"). Such work (x) shall be performed pursuant to plans and specifications Approved by Lessor, (y) shall be performed at Lessee's sole cost, and (z) shall not interfere with the use of the Building by any other lessee of the Building. Lessee shall pay Base Rent for the HVAC Roof Area in an amount equal to fifty percent (50%) of the then applicable per square foot monthly rent for the Third Floor Premises, (subject to adjustment in accordance with Addendum 1) times the number of useable square feet of the HVAC Roof Area.

                (ii) Lessee may remove or cap any heating system or supply an air system serving the Premises, subject to Lessor's approval of methods and materials, and restoration at the end of the term.

                (iii) Lessee may install drains for HVAC equipment, subject to Lessor's review and approval of Lessee's Plans.

                (iv) Lessee may relocate and reconnect primary air ductwork, sprinklers, and/or secondary water piping located in the Premises, subject to Lessor's approval.

                (v) Lessee may enclose any flues serving space outside the Premises in sheetrock.

                (vi) Lessee shall comply with Lessor's UIP and Rules and Regulations, and with all Applicable Requirements, with respect to installing, operating and maintaining Lessee's HVAC Units, as defined in Paragraph 7.3(a), in the HVAC Roof Area. In addition, Lessee shall reimburse Lessor for a pro rata share, determined by Lessor in good faith, of the cost of Lessor's installation of roof support grids and catwalk facilities for Lessee's HVAC Units.

        C.      Electrical Systems.

                (i) Lessor shall make available at the main electrical distribution board of the Building 24 hours per day, seven days per week Lessee's Required Electrical Capacity, as defined in Addendum 1.

                (ii) If Lessee shall require electric capacity in addition to the capacity to be provided by Lessor as Lessor's Work, to the extent available from the utility provider in accordance with Applicable Requirements, Lessor shall obtain such capacity to the main panel of the Building and Lessee shall pay its proportionate share of the cost of installation of such additional capacity in the ratio of Lessee's additional capacity to the aggregate of the increased capacity.

                (iii) Lessee shall comply with Lessor's UIP and Rules and Regulations, and with all Applicable Requirements, with respect to the grounding of Lessee's Utility Installations and lightning protection. In addition, Lessee shall reimburse Lessor for a pro rata share of the cost of Lessor's installation of Common Area grounding and lightning protection facilities, determined by Lessor in good faith. Lessee shall have the right to use Lessor's electrical grounding and lightning protection system in accordance with Lessee's Equipment requirements Approved by Lessor, and in accordance with Applicable Requirements.

                (iv) Lessee shall have the right to use a joint tenant substation transformer and distribution switchboard, and to install related Equipment Approved by Lessor, in Lessor's electrical room located on the second floor of the Building in an area not to exceed 576 square feet ("Electrical Room Area") that meets the electrical requirement for Lessee's Permitted Use, subject to Lessor's review and approval of Lessee's Plans and Equipment. Lessee shall pay Base Rent for the Electrical Room Area in an amount equal to fifty percent (50%) of the then applicable per square foot monthly rent for the Third Floor Premises, (subject to adjustment in accordance with Addendum 1) times the number of useable square feet of the Electrical Room Area.

        D.      Structural.

                (i) Lessee shall have the right to reinforce the existing floor load capacity of approximately 250 lbs./S.F. at its own cost and expense, in accordance with Lessee's Plans Approved by Lessor. Lessor shall provide Lessee with reasonable after hours access to the building for the purpose of reinforcing the slab. Lessee shall not be required to restore the reinforced floor to its original condition at the expiration of the Term.

                (ii) Lessee shall have the right to penetrate the concrete exterior walls for air intakes and outlets pursuant to plans and specifications Approved by Lessor. In connection with any requested approval. Lessee shall supply such structural and other engineering calculations as Lessor may require. Lessor shall not require Lessee to restore such air intake and outlet work in connection with surrendering the Premises.

                (iii) Lessee shall have the right to core slabs for piping penetrations pursuant to plans and specifications Approved by Lessor, which approval may be given or withheld by Lessor in Lessor's sole discretion. In connection with any Approval Request, Lessee shall supply such structural and other engineering calculations as Lessor may require. Lessor shall not require Lessee to restore such slab penetrations in connection with surrendering the Premises.

        E.      Fire Protection.

                (i) Lessee shall have the right to install an FM200 or equivalent gaseous fire suppression system independent of the Building's systems in accordance with Lessee's Plans.

                (ii) Lessee shall have the right to modify the Building's sprinkler system serving the Premises to a dry pipe pre-action system, in accordance with Lessee's Plans. Such system shall be compatible with and connected to the Building's fire alarm system and shall remain in the Premises at the expiration or earlier termination of this Lease.

        F.      Shared Generator and Shared Fuel Tank.

                (i) Lessee shall have the right, to share the 1250 kw/480 volt diesel emergency generator installed by Lessor (the "Building F Generator"), and the related above-ground fuel storage tank (the "Shared

                        Fuel Tank"). Lessee's use of the Building F Generator shall be limited to emergencies and to scheduled tests of which Lessor has been notified in advance:

                (ii) Building F Generator Area. The Building F Generator and Shared Fuel Tank shall be located in an area Approved by Lessor (the "Building F Generator Area"). Lessor and Lessee anticipate that the Generator Area will be located in "Building C". Lessor shall be solely responsible for the installation of the Building Generator and of any seismic bracing and weatherproofing in Building C required by any Applicable Requirements. Lessee shall be solely responsible for all costs of conduit and connections to Lessee's Third Floor Premises. Lessee shall pay Base Rent for the Building F Generator Area in an amount equal to fifty percent (50%) of the then applicable per square foot monthly rent for the Third Floor Premises, (subject to adjustment in accordance with Addendum 1) times the "Lessee Allocated" useable square feet of the Building F Generator Area. The "Lessee Allocated" useable square feet of the Building F Generator Area shall be calculated by multiplying the useable square feet of the Building F Generator Area by a fraction, the numerator of which is the rentable area of the Third Floor Premises and the denominator of which is the aggregate rentable area of all of lessees of Building F using the Building F Generator and Shared Fuel Tank.

                (iii) Lessee shall pay to Lessor a proportionate share of the cost of the Building F Generator, the installation of the Building F Generator, and the cost of the Shared Fuel Tank and installation of the Shared Fuel Tank, whether such tank is installed by Lessor or another lessee of the Building. The use of the Building F Generator and Shared Fuel Tank by Lessee and any other lessee shall be pursuant to all Applicable Requirements and Lessor's reasonable rules and regulations. Lessor's cost of maintaining, repairing and replacing the Building F Generator and Shared Fuel Tank shall be reimbursed by all users of the Building F Generator and Shared Fuel Tank on a pro rata basis based on [the rentable square feet of Lessee's Third Floor Premises to the aggregate rentable square feet of the Building F Premises of all users of the Building F Generator and Shared Fuel Tank].

                (iv) Automatic Switch. Lessee may install one automatic transfer switch ("ATS") in the Premises.

                (v) Noise and Vibration. Lessor will enforce all noise and vibration limitations on the use of the Building Generator in a non-discriminatory manner.

                (vi) Routine Building Generator Testing. Subject to compliance with all Applicable Requirements, Lessee shall have the right to test the Building F Generator once per week, for a test time period Approved by Lessor, at a mutually agreed upon time between Lessor and Lessee, which schedule shall be designed in consultation with other lessees of the Industrial Center to minimize any interference with other occupants of the Industrial Center caused by such testing.

        G. Telecommunications Entrances. Lessee shall have the right to install [____None____________ (_0_) inch Conduits] through the Lessor's Telecommunications Entrance Vaults, subject to Lessor's review and approval of Lessee's Plans. If Lessee requires more than______ (___) Conduits, Lessee shall, at Lessee's sole cost, construct a vault in a location Approved by Lessor near Lessor's Telecommunications Entrance Vaults and pass all of Lessee's Conduit through Lessor's Telecommunications Entrance Vaults to the Building telecommunications room and Common Vertical Risers. The construction of Lessee's entrance vaults may include removal and replacement of curbs and sidewalk. Lessee shall not store excess cable in Lessor's Telecommunications Entrance Vaults.

        H. Antenna. Lessee may install on the roof, at Lessee's sole expense, one line of site microwave and telecommunications reception tower antenna. Any installation shall be subject to Lessor's approval of the location, size, design, installation and appearance of such equipment and installation.

                                    EXHIBIT A

                          THIRD FLOOR PREMISES DIAGRAM

                                 [CHART OMITTED]

                                    EXHIBIT A

                                    EXHIBIT B

                             [INTENTIONALLY DELETED]
                             -----------------------

                                    EXHIBIT C

                                LESSOR'S REPORTS

(i) Phase I Environmental Site Assessment Report prepared by Terra Firma Environmental Consulting dated June 5, 1997 (the "Phase I Environmental Report")

(ii) Phase II Environmental Site Assessment Report prepared by Terra Firma Environmental Consulting dated June 20, 1997 (the "Phase II Environmental Report")

(iii)   Site Closure Report dated July 23, 1997, issued by ATC Associates

(iv) Closure Letter dated October 20, 1997, by the San Francisco Department of Health Services

(v)     Asbestos Survey prepared by North Tower Environmental dated August 7,
1997

(vi)    Synergy Abatement Proposal dated August 12, 1997

(vii)   Waste Manifest dated September 17, 1997

(viii)  Air Quality Assessment dated September 2, 1997

                                    EXHIBIT D
                             FORM OF TENANT ESTOPPEL

                              ESTOPPEL CERTIFICATE

                              --------------------


        THIS ESTOPPEL CERTIFICATE, ("Certificate") is made as of _______________, 19__, by and among ___________________________, a
_________________________________, whose address is _____________________,
__________________, California ________________ ("Landlord") and
__________________, a _____________________________, whose address is
__________________________, ___________________, California _________________
("Tenant"); for the benefit of BANK OF THE WEST, a California banking corporation, whose address is 1450 Treat Boulevard, Walnut Creek, California 94596 ("Beneficiary").

                                R E C I T A L S:

        A. Landlord and Tenant have entered into a written lease agreement dated ______________________, 19__ [as amended by ___________________ dated
____________, 19__] ([collectively,] the "Lease") with respect to that certain real property located in the City of _____________________, County of ___________________, State of California, and more particularly described in Exhibit "A" attached hereto (the "Property"), a portion of which constitutes the leased premises (the "Leased Premises"), for the term and on the conditions set forth in the Lease.

        B. Landlord has executed, is executing or will execute a ____________ Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (the "Deed of Trust") for the benefit of Beneficiary covering Landlord's fee interest in the Property to secure a Secured Promissory Note ("Note") dated on or about the date of this Certificate, executed by Landlord in favor of Beneficiary. Landlord further has executed, is executing or will execute an Assignment of Leases and Rents in favor of Beneficiary (the "Assignment of Leases").

        C. For the reliance of Beneficiary, the parties desire to certify the truth and accuracy of certain matters as hereinafter set forth.



                                  CERTIFICATE:

        Tenant and Landlord hereby certify and represent to Beneficiary:

        1. Attached hereto as Exhibit "B" is a complete, true and correct copy of the Lease (inclusive of all exhibits, riders, and addenda, if any). There are no modifications, amendments, supplements or understandings, oral or written, amending, supplementing or changing the terms of the Lease other than as attached hereto.

        2. The Lease is in full force and effect, having been duly executed and delivered by Landlord and Tenant, and is a valid binding obligation of Landlord and Tenant.

        3. The Lease is for a term of ___________ (_______) years plus _________ (_______) _______-year extension option(s). The Commencement Date of the Lease (as defined therein) has not yet occurred and Tenant has not yet taken possession of the Leased Premises.

        4. As of the date hereof, (i) neither Landlord nor Tenant has given any notice or taken any action by which the Lease has been terminated prior to the Commencement Date under Paragraph ______ of the Lease, and (ii) no construction work has yet commenced.

        5. The base monthly rent for the first (1st) ______________ (________) years following the Commencement Date is $_________, which rent is payable in advance, on the __________ (_______) day of each calendar month. The base monthly rent is subject to adjustment only as set forth in Paragraph ______ of the Lease. Tenant has not prepaid rent or been given free rent except as expressly set forth in the Lease.

        6. Tenant has made no advancements for or on behalf of Landlord and there are no offsets, deductions or credits against the payment of rents or other charges due from Tenant under the Lease. To the best of Tenant's and Landlord's knowledge, Tenant has no claims or causes of action against Landlord. To the best of Tenant's and Landlord's knowledge, There is no default under the Lease on the part of Tenant or Landlord. Tenant and Landlord have each performed the obligations required to be performed by them under the Lease through the date hereof. To the best of Tenant's and Landlord's knowledge, There are no existing conditions which upon giving notice or lapse of time or both would constitute a default under the Lease. To the best of Tenant's and Landlord's knowledge, no dispute, quarrel or controversy exists between Landlord and Tenant.

        7. No monetary consideration has been granted to Tenant for entering into the Lease [except as otherwise specifically set forth therein] [except for a tenant improvement allowance of $_________ as provided in the Lease].

        8. Tenant has no claim against Landlord for any security, rental, cleaning or other deposits except for a security deposit under the Lease in the amount of $__________, as of the date hereof.

        9. Tenant has not entered into any sublease, assignment, hypothecation, encumbrance or otherwise transferred any of its interest in the Lease or the Leased Premises or entered into any agreement to do so.

        10. Except as expressly set forth in the Lease, Tenant has no options to extend the term of the Lease, no right of first offer or right of first refusal to lease or occupy any other space within the Leased Premises, and no right to renew or extend the Lease.

        11. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant and Tenant has no notice of any of the foregoing with respect to Landlord.

        12. All insurance and other items required of Tenant by the Lease, if due, have been provided by Tenant and all premiums and other charges have been paid by Tenant or credited in full.

        13. Tenant is not engaged in, nor does Tenant permit, any use or occupancy of the Leased Premises for the handling, manufacturing, treatment, storage, use, transportation, release spillage, leakage, dumping, discharge or disposal (whether legal or not and whether accidental or intentional) of any hazardous or toxic substances, materials or wastes regulated by any federal, state or local law, other than those de minimis amounts of ordinary office and cleaning supplies stored and used in the ordinary course of Tenant's business on the Leased Premises, which are stored and used in compliance with all applicable federal, state and local laws, regulations, rules and other requirements.

        14. Tenant and Landlord acknowledge that Beneficiary shall make a loan to Landlord in reliance upon the representations and warranties of Tenant and Landlord as set forth above, and Tenant and Landlord each make the representations and warranties contained herein with the intent that Beneficiary shall so rely.

        IN WITNESS WHEREOF, Landlord and Tenant have made this Certificate as of the day and year first written above.

TENANT:                                 ______________________, a

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

LANDLORD:
                                        ______________________, a

                                        ----------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                All that certain real property located in the City of ____________, County of _____________________, State of California, described as:

Street Address: ____________________________________

        ____________________, California ___________

APN: _________________

                                    EXHIBIT E

         FORM OF SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Bank of the West
1450 Treat Boulevard
Walnut Creek, California 94596
Attention: Real Estate Industries Group

             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

        This Subordination, Attornment and Non-Disturbance Agreement ("Agreement") is made as of ____________________, 19__, by and among
______________________________, whose address is
________________________________ ("Landlord"); ____________________________,
whose address is __________________________ ("Tenant"); and BANK OF THE WEST, a California banking corporation, whose address is 1450 Treat Boulevard, Walnut Creek, California 94596, Attn: ____________________ ("Beneficiary").

                                 R E C I T A L S

        1.      [Landlord] [____________________, a ____________________
("Original Landlord")] and Tenant entered into a written lease agreement dated ___________________(the "Lease") with respect to that certain real property located at _____________________, City of ____________________, County of
_________________, State of California, and more particularly described in Exhibit "A" attached hereto (the "Property"), a portion of which constitutes the leased premises (the "Leased Premises"), for the term and on the conditions set forth in the Lease. [Substantially concurrent with the execution and the recording of this Agreement, Original Landlord has conveyed the Property to Landlord and has assigned the entire lessor's interest in the Lease to Landlord.]

                A. Landlord has executed, is executing or will execute a [Construction] Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing ("Deed of Trust") covering Landlord's fee interest in the Property in favor of Beneficiary to secure a [Construction] Promissory Note ("Note") dated on or about the date of this Agreement, in favor of Beneficiary[, and further is executing in favor of Beneficiary a separate Assignment of Leases and Rents to be recorded substantially concurrent with the Deed of Trust (the "Assignment of Leases")].

                B. For the purpose of complying with the provisions of the Note, [and] Deed of Trust[, and Assignment of Leases], and for the reliance of Beneficiary, the parties desire to expressly subordinate the Lease to the lien of the Deed of Trust [and to recognize the rights and interests of Beneficiary under the Assignment of Leases].

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the covenants herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Except as expressly set forth in the Lease as of the date of this Agreement, no agreement between Landlord and Tenant amending, extending, modifying or terminating the Lease, or any provision thereof including without limitation the amount or timing of rent due or becoming due thereunder, or surrendering the Leased Premises, shall be effective without the prior written consent of Beneficiary, nor shall Tenant prepay rent (except as set forth in the Lease) without the prior written consent of Beneficiary.

        2. Tenant hereby absolutely and unconditionally subordinates its leasehold interest in the Property and all of Tenant's rights under the Lease to the Deed of Trust and to all extensions, renewals, modifications, consolidations and replacements of the Note and Deed of Trust, and all advances made or to be made thereunder, to the full extent of all obligations secured by the Deed of Trust; and the Deed of Trust shall unconditionally be and at all times remain a lien or charge on the Property, prior to and superior to the Lease and leasehold interest of Tenant.

        3. So long as the Lease is in full force and effect and Tenant is not in default (beyond any period given Tenant by the terms of the Lease to cure such default) in the payment of rent, or in the performance of any of the obligations, terms, covenant or conditions of the Lease to be performed on Tenant's part, Tenant's rights under the Lease shall not be affected and Tenant's possession of the Leased Premises under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Beneficiary, prior to or after any foreclosure sale, or sale under private power pursuant to the Deed of Trust, provided that Tenant complies with the provisions of Paragraph 4 hereof.

        4. In the event Beneficiary or any other purchaser succeeds to the interest of Landlord under the Lease by reason of any foreclosure of or sale under private power contained in the Deed of Trust or the acceptance by Beneficiary of a deed in lieu of foreclosure or by any other method, it is agreed that:

                (a) Tenant shall recognize and be bound to Beneficiary or such other purchaser, and to any and all successors-in-interest to Beneficiary or such other purchaser, under all the terms, covenants and conditions of the Lease for the remaining balance of the term of the Lease, with the same force and effect as if Beneficiary or such other purchaser or successor-in-interest were the landlord under the Lease, and Tenant does hereby agree to attorn to Beneficiary or such other purchaser or successor-in-interest as its landlord; and such attornment shall be effective and self-operative without the execution of any further instruments on the part of any parties to this Agreement, immediately upon Beneficiary's or other purchaser's or successor-in-interest's succeeding to the interest of Landlord under the Lease;

                (b) Subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease to be observed and performed on the part of Tenant, Beneficiary or such other purchaser or successor-in-interest shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Beneficiary or such other purchaser or successor-in-interest were the landlord under the Lease; provided, however, that Beneficiary or such other purchaser or successor-in-interest shall not be (i) liable for any act or omission of any prior landlord (including Landlord), (ii) liable for the return of any security deposits, not delivered to Beneficiary
        (iii) subject to any offsets or defenses which Tenant might have against Landlord or any prior landlord, (iv) liable for any act or omission of any subsequent landlord, (v) bound by any payment of rent or any other monetary sums which Tenant might have paid to Landlord or any prior landlord for more than the current month, or (vi) except as expressly set forth in the Lease as of the date of this Agreement, bound by any termination, cancellation, amendment or modification of the Lease or any continuing waiver of any covenant of Lessee thereunder made without Beneficiary's or such other purchaser's or successor-in-interest's express prior written consent; and

                (c) The succession of Beneficiary or such other purchaser or successor-in-interest to the interest of Landlord under the Lease shall not interfere or otherwise interrupt Tenant in its use and quiet enjoyment of the premises pursuant to the Lease so long as Tenant is current in the payment of all rentals and charges required under the Lease and is not otherwise in default under the Lease.

        5. Except as to any termination rights expressly set forth in the Lease as of the date of this Agreement, in case of any default or alleged default by Landlord under the Lease, the Lease shall not be subject to termination by Tenant nor shall rent be subject to offset, abatement, or deduction unless and until (a) Tenant has delivered to Beneficiary a written notice describing with reasonable specificity each event of default claimed by Tenant to exist and requesting Beneficiary to cure such event of default and (b) such event of default is not cured within ninety (90) days after the date of delivery of such written notice or, if the default cannot reasonably be cured within such 90-day period, then so long as such delay does not materially interfere with Tenant's use of the Leased Premises and so long as all services are provided without interruption, such longer period of time as may be reasonably necessary to cure such default, so long as Beneficiary commences efforts to cure such default and prosecutes such efforts with reasonable diligence including, without limitation, such time as may be necessary to foreclose on its Deed of Trust, judicially or by power of sale.

        6. Landlord and Tenant acknowledge that Beneficiary shall make a loan to Landlord in reliance upon the representations, warranties and covenants of Landlord and Tenant as set forth above, and Landlord and Tenant enter into this Agreement with the intent that Beneficiary shall so rely.

        7. The provisions of this Agreement shall be covenants running with the Property, and shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective heirs, representatives, successors and assigns.

        8. Tenant hereby recognizes and acknowledges Beneficiary's rights and entitlements under the [Deed of Trust] [Assignment of Leases and Rents] and understands that pursuant thereto Beneficiary is the unconditional, absolute owner of the rents, issues and profits of the Property and the leases of the Property, including but not limited to the Lease, subject only to the right and license of Landlord to collect the rents so long as no Event of Default has occurred, as therein provided. Upon written notification from Beneficiary that an Event of Default has occurred, Tenant immediately shall pay to Beneficiary (or Beneficiary's designee specified in such notice), and not to Landlord, all of the rents and other sums owing under the Lease as and when the same become due and owing from and after the date of such notice unless and until such time as Beneficiary notifies Tenant that such Event of Default is cured and that Landlord's license to collect the rents has been reinstated. Landlord hereby authorizes and directs Tenant to comply with Beneficiary's notices and demands as aforesaid, irrespective of any contrary or countermanding notice or demand by Landlord, and without inquiry or investigation by Tenant as to the propriety of any such notice or demand.

        9. If any legal action, arbitration or other proceeding is commenced to enforce any provision of this Agreement, the prevailing party shall be entitled to any award of its actual expenses, including without limitation, expert witness fees, actual attorney's fees and disbursements.

        10. All notices to Beneficiary, Landlord, Original Landlord or Tenant shall be by personal delivery or certified mail, return receipt requested, to the address given for each such party at the beginning of this Agreement, and shall be deemed given upon personal delivery and two (2) days after such deposit in the United States Mail, postage prepaid.

        11. From time-to-time upon request by Beneficiary, Tenant shall execute such additional documents as Beneficiary may require to implement the terms hereof, and such certificates as Beneficiary may request as to whether or not to Tenant's knowledge any default on the part of Landlord exists under the Lease and the nature of any such default, as to the terms of the Lease and any modifications, amendments, and revisions thereto, and to such other matters as Beneficiary may request. Tenant shall execute such documents upon thirty (30) days notice from Beneficiary or Landlord.

        12. The recitals and all exhibits attached hereto and referred to herein are true and correct and are hereby incorporated herein by reference.

        13. This Agreement shall be executed in recordable form and shall be recorded in the Official Records of the County in which the Property is located at the request of Beneficiary.

        14. This Agreement may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors.

        IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the day and year first written above.

TENANT:
                                        ----------------------------------------

                                        Date:
                                             -----------------------------------

LANDLORD:                               THE CAMBAY GROUP, INC.,

                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------
                                        Date:
                                             -----------------------------------


BENEFICIARY:                            BANK OF THE WEST, a California banking
                                        corporation

                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------
                                        Date:
                                             -----------------------------------



                       (ALL SIGNATURES MUST BE NOTARIZED)

State of ________________________________)
                                         ) ss.
County of _______________________________)

On ______________________________ before me, __________________________________,

personally appeared ___________________________________________________________,

[ ]     personally known to me, or

[ ]     proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal (Seal)

----------------------------------------


State of _______________________________)
                                        ) ss.
County of ______________________________)

On _____________________________ before me, ___________________________________,

personally appeared ___________________________________________________________,

[ ]     personally known to me, or

[ ]     proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal (Seal)

----------------------------------------

State of _______________________________)
                                        ) ss.
County of ______________________________)

On_______________________________ before me, __________________________________, personally appeared ___________________________________________________________,

[ ]     personally known to me, or

[ ]     proved to me on the basis of satisfactory evidence to be the person(s)
whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal (Seal)

----------------------------------------

                                   EXHIBIT "A"



                       LEGAL DESCRIPTION OF REAL PROPERTY

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION


THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, described as follows:

PARCEL ONE:

COMMENCING AT THE POINT OF INTERSECTION OF THE NORTHERLY LINE OF PAUL AVENUE AND THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY; RUNNING THENCE NORTHERLY ALONG SAID WESTERLY LINE 569.967 FEET TO THE SOUTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM GUNN, CARLE & CO., A PARTNERSHIP, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED JUNE 30, 1950, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, JUNE 30, 1950, IN BOOK 5482 OF OFFICIAL RECORDS AT PAGE 384; THENCE NORTH 75degree40' WEST ALONG SAID SOUTHERLY BOUNDARY LINE
214.787 FEET TO THE WESTERLY BOUNDARY LINE THEREOF; THENCE NORTH 14degree20' EAST ALONG SAID WESTERLY BOUNDARY LINE 364 FEET TO THE NORTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO. INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922 IN BOOK 569 OF OFFICIAL RECORDS AT PAGE 459; THENCE NORTH 73degree53' WEST ALONG SAID NORTHERLY BOUNDARY LINE 132.98 FEET TO THE WESTERLY BOUNDARY LINE THEREOF; THENCE SOUTH 14degree20' WEST ALONG SAID WESTERLY BOUNDARY LINE 923.782 FEET TO THE NORTHERLY LINE OF PAUL AVENUE; THENCE EASTERLY ALONG SAID LINE OF PAUL AVENUE 351.234 FEET TO THE POINT OF COMMENCEMENT.

PARCEL TWO:

COMMENCING AT A POINT ON THE WESTERLY LINE OF THE RIGHT OF WAY OF SOUTHERN PACIFIC COMPANY DISTANT THEREON 929.63 FEET NORTHERLY FROM THE NORTHERLY LINE OF PAUL AVENUE, SAID POINT OF COMMENCEMENT BEING THE POINT OF INTERSECTION OF SAID LINE OF SAID RIGHT OF WAY AND THE NORTHERLY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922 IN BOOK 569 OFFICIAL RECORDS AT PAGE 459; RUNNING THENCE NORTH 73degree53' WEST ALONG THE NORTHERLY LINE OF THE PARCEL OF LAND SO DESCRIBED IN SAID DEED, A DISTANCE OF 184 FEET;

THENCE SOUTH 14degree20' WEST 364 FEET; THENCE AT A RIGHT ANGLE SOUTH 75degree40' EAST 214.787 FEET TO THE WESTERLY LINE OF SAID RIGHT OF WAY OF SOUTHERN PACIFIC COMPANY; THENCE NORTHERLY ALONG SAID WESTERLY LINE 359.663 FEET TO THE POINT OF COMMENCEMENT.

LOTS IF & IG BLOCK 5431A

THE ABOVE LAND IS ALSO DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHERLY LINE OF PAUL AVENUE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY, THE GEARING OF SAID NORTHERLY LINE OF PAUL AVENUE BEING TAKEN TO BE NORTH 73degree21'51" WEST AND ALL BEARINGS HEREIN MENTIONED BEING RELATED THERETO; RUNNING THENCE NORTH 15degree54'35" EAST ALONG SAID WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY, 106.700 FEET TO A POINT; THENCE CONTINUING NORTHERLY ALONG LAST SAID WESTERLY LINE, ON A CURVE TO THE LEFT TANGENT TO THE PRECEDING COURSE AT LAST SAID POINT, WITH A RADIUS OF 5666.61 FEET AND A CENTRAL ANGLE OF 8degree19degree12.49", A DISTANCE OF 822.870 FEET TO THE NORTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922, IN BOOK 569 OF OFFICIAL RECORDS AT PAGE 459; THENCE NORTH 73degree53' WEST ALONG LAST SAID NORTHERLY BOUNDARY LINE 316.98 FEET TO THE WESTERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN SAID DEED; THENCE SOUTH 14degree20' WEST ALONG LAST SAID WESTERLY BOUNDARY LINE, 923.782 FEET TO THE NORTHERLY LINE OF PAUL AVENUE; THENCE SOUTH 73degree21'51" EAST ALONG SAID LINE OF PAUL AVENUE 351.234 FEET TO THE POINT OF BEGINNING.

PROPERTY ADDRESS:                     200 PAUL AVENUE, SAN FRANCISCO, CALIFORNIA

ASSESSOR'S PARCEL NOS.:               LOT 1F, BLOCK 5431A
                                      LOT 1G, BLOCK 5431A

                                        I

                              ESTOPPEL CERTIFICATE

        THIS ESTOPPEL CERTIFICATE, ("Certificate") is made as of July 7, 1999. by and among The Cambay Group, Inc., a California Corporation, whose address is 1350 Treat Blvd., Suite 560, Walnut Creek, California 94596 ("Landlord") and Universal Access, Inc., a Delaware Corporation, whose address is 100 North Riverside Plaza, Suite 2200, Illinois, 60600 ("Tenant"); for the benefit of BANK OF THE WEST, a California banking corporation, whose address is 1450 Treat Boulevard, Walnut Creek, California 94596 ("Beneficiary").

                                R E C I T A L S:

        A. Landlord and Tenant have entered into a written lease agreement dated March 19, 1999 ([collectively,] the "Lease") with respect to that certain real property located in the City of San Francisco, County of San Francisco, State of California, and more particularly described in Exhibit "A" attached hereto (the "Property"), a portion of which constitutes the leased premises (the "Leased Premises") for the term and on the conditions set forth in the Lease.

        B. Landlord has executed, is executing or will execute a Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (the "Deed of Trust") for the benefit of Beneficiary covering Landlord's fee interest in the Property to secure a Secured Promissory Note ("Note") dated on or about the date of this Certificate, executed by Landlord in favor of Beneficiary. Landlord further has executed, is executing or will execute an Assignment of Leases and Rents in favor of Beneficiary (the "Assignment of Leases").

        C. For the reliance of Beneficiary, the parties desire to certify the truth and accuracy of certain matters as hereinafter set forth.

                                  CERTIFICATE:

        Tenant and Landlord hereby certify and represent to Beneficiary:

        1. Attached hereto as Exhibit "B" is a complete, true and correct copy of the Lease (inclusive of all exhibits, riders, and addenda, if any). There are no modifications, amendments, supplements or understandings, oral or written, amending, supplementing or changing the terms of the Lease other than as attached hereto.

        2. The Lease is in full force and effect, having been duly executed and delivered by Landlord and Tenant, and is a valid binding obligation of Landlord and Tenant.

        3.      The Lease is for a term of ten (10) years plus one (1), five (5)
- year extension option(s). The Commencement Date of the Lease (as defined therein) has not yet occurred and Tenant has not yet taken possession of the Leased Premises.

        4. As of the date hereof, (i) neither Landlord nor Tenant has given any notice or take any action by which the Lease has been terminated prior to the Commencement Date under Section 3.4 of the Lease, and (ii) no construction work has yet commenced.

        5. The base monthly rent for the first (1st) year following the Commencement Date is $ 2.50 per rentable square foot per month + $1.25 per useable square foot per month of the Support Space, which rent is payable in advance, on the first (1) day of each calendar month. The base monthly rent is subject to adjustment only as set forth in Addendum 2 of the Lease. Tenant has not prepaid rent or been given free rent except as expressly set forth in the Lease.

        6. Tenant has made no advancements for or on behalf of Landlord and there are no offsets, deductions or credits against the payment of rents or other charges due from Tenant under the Lease. To the best of Tenant's and Landlord's knowledge, Tenant has no claims or causes of action against Landlord. To the best of Tenant's and Landlord's knowledge, There is no default under the Lease on the part of Tenant or Landlord. Tenant and Landlord have each performed the obligations required to be performed by them under the Lease through the date hereof. To the best of Tenant's and Landlord's knowledge, There are no existing conditions which upon giving notice or lapse of time or both would constitute a default under the Lease. To the best of Tenant's and Landlord's knowledge, no dispute, quarrel or controversy exists between Landlord and Tenant.

        7. No monetary consideration has been granted to Tenant for entering into the Lease [except as otherwise specifically set forth therein] [except for a tenant improvement allowance of $ 0.00 as provided in the Lease].

        8. Tenant has no claim against Landlord for any security, rental, cleaning or other deposits except for a security deposit under the Lease in the amount of $ 30,000.00 as of the date hereof.

        9. Tenant has not entered into any sublease, assignment, hypothecation, encumbrance or otherwise transferred any of its interest in the Lease or the Leased Premises or entered into any agreement to do so.

        10. Except as expressly set forth in the Lease, Tenant has no options to extend the term of the Lease, no right of first offer or right of first refusal to lease or occupy any other space within the Leased Premises, and no right to renew or extend the Lease.

        11. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect Tenant, and Tenant has no notice of (??) of the foregoing with respect to Landlord.

        12. All insurance and other items required of Tenant by the Lease, if due, have been provided by Tenant and all premiums and other charges have been paid by Tenant or credited in full.

        13. Tenant is not engaged in, nor does Tenant permit, any use or occupancy of the Leased Premises for the handling, manufacturing, treatment, storage, use, transportation, release spillage, leakage, dumping, discharge or disposal (whether legal or not and whether accidental or intentional) of any hazardous or toxic substances, materials or wastes regulated by any federal, state or local law, other than those de minimis amounts of ordinary office and cleaning supplies stored and used in the ordinary course of Tenant's business on the Leased Premises, which are stored and used in compliance with all applicable federal, state and local laws, regulations, rules and other requirements.

        14. Tenant and Landlord acknowledge that Beneficiary shall make a loan to Landlord in reliance upon the representations and warranties of Tenant and Landlord as set forth above, and Tenant and Landlord each make the representations and warranties contained herein with the intent that Beneficiary shall so rely.

        IN WITNESS WHEREOF, Landlord and Tenant have made this Certificate as of the day and year first written above.

TENANT:                                 UNIVERSAL ACCESS, INC.
                                        DELAWARE CORPORATION

                                        By: /s/ ROBERT J. POMMER
                                           -------------------------------------
                                        Name: Robert J. Pommer
                                             -----------------------------------
                                        Its: COO
                                            ------------------------------------

                                        By: /s/ THOMAS H. HADDEN
                                           -------------------------------------
                                        Name: Thomas H. Hadden
                                             -----------------------------------
                                        Its: C.N.O
                                            ------------------------------------



LANDLORD:                               The Cambay Group, Inc.
                                        California Corporation

                                        By: /s/ JOHN O. WILSON
                                           -------------------------------------
                                        Name: John O. Wilson
                                             -----------------------------------
                                        Its: Vice President
                                            ------------------------------------

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                   EXHIBIT "A"

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Bank of the West
1450 Treat Boulevard
Walnut Creek, California 94596
Attention: Real Estate Industries Group

             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

        This Subordination, Attornment and Non-Disturbance Agreement ("Agreement") is made as of July 1, 1999, by and among THE CAMBAY GROUP, INC., a California corporation, whose address is 1350 Treat Boulevard, Suite 560, Walnut Creek, California 94596 ("Landlord"); UNIVERSAL ACCESS, INC., a Delaware corporation, whose address is 100 North Riverside Plaza, Suite 2200, Chicago, Illinois 60600, Attention: Robert J. Pommer, COO ("Tenant"); and BANK OF THE WEST, a California banking corporation, whose address is 1450 Treat Boulevard, Walnut Creek, California 94596, Attn: Real Estate Industries Group ("Beneficiary").

                                R E C I T A L S:

        A. Landlord and Tenant entered into a written lease agreement dated March 19, 1999 (the "Lease") with respect to that certain real property located at 200 Paul Avenue, City and County of San Francisco, State of California, and more particularly described in Exhibit "A" attached hereto (the "Property"), a portion of which constitutes the leased premises (the "Leased Premises"), for the term and on the conditions set forth in the Lease.

        B. Landlord has executed, is executing or will execute a Construction and Converting Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing ("Deed of Trust") covering Landlord's fee interest in the Property in favor of Beneficiary to secure a promissory note ("Note") in favor of Beneficiary.

        C. For the purpose of complying with the provisions of the Note and Deed of Trust, and for the reliance of Beneficiary, the parties desire to expressly subordinate the Lease to the lien of the Deed of Trust.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the covenants herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. Except as expressly set forth in the Lease as of the date of this Agreement, no agreement between Landlord and Tenant amending, extending, modifying or terminating the Lease, or any provision thereof including without limitation the amount or timing of rent due or becoming due thereunder, or surrendering the Leased Premises, shall be effective without the prior written consent of Beneficiary, nor shall Tenant prepay rent (except as otherwise set forth in the Lease) without the prior written consent of Beneficiary.

        2. Tenant hereby absolutely and unconditionally subordinates its leasehold interest in the Property and all of Tenant's rights under the Lease to the Deed of Trust and to all extensions, renewals, modifications, consolidations and replacements of the Note and Deed of Trust, and all advances made or to be made thereunder, to the full extent of all obligations secured by the Deed of Trust; and the Deed of Trust shall unconditionally be and at all times remain a lien or charge on the Property, prior to and superior to the Lease and leasehold interest of Tenant.

        3. So long as the Lease is in full force and effect and Tenant is not in default (beyond any period given Tenant by the terms of the Lease to cure such default) in the payment of rent, or in the performance of any of the obligations, terms, covenant or conditions of the Lease to be performed on Tenant's part, Tenant's rights under the Lease shall not be affected and Tenant's possession of the Leased Premises under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Beneficiary, prior to or after any foreclosure sale, or sale under private power pursuant to the Deed of Trust, provided that Tenant complies with the provisions of Paragraph 4 hereof.

        4. In the event Beneficiary or any other purchaser succeeds to the interest of Landlord under the Lease by reason of any foreclosure of or sale under private power contained in the Deed of Trust or the acceptance by Beneficiary of a deed in lieu of foreclosure or by any other method, it is agreed that:

                (a) Tenant shall recognize and be bound to Beneficiary or such other purchaser, and to any and all successors-in-interest to Beneficiary or such other purchaser, under all the terms, covenants and conditions of the Lease for the remaining balance of the term of the Lease, with the same force and effect as if Beneficiary or such other purchaser or successor-in-interest were the landlord under the Lease, and Tenant does hereby agree to attorn to Beneficiary or such other purchaser or successor-in-interest as its landlord; and such attornment shall be effective and self-operative without the execution of any further instruments on the part of any parties to this Agreement, immediately upon Beneficiary's or other purchaser's or successor-in-interest's succeeding to the interest of Landlord under the Lease;

                (b) Subject to the observance and performance by Tenant of all of the terms, covenants and conditions of the Lease to be observed and performed on the part of Tenant, Beneficiary or such other purchaser or successor-in-interest shall recognize the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term with the same force and effect as if Beneficiary or such other purchaser or successor-in-interest were the landlord under the Lease; provided, however, that Beneficiary or such other purchaser or successor-in-interest shall not be (i) liable for any act or omission of any prior landlord (including Landlord), (ii) liable for the return of any security deposits not delivered to Beneficiary, (iii) subject to any offsets or defenses which Tenant might have against Landlord or any prior landlord, (iv) liable for any act or omission of any subsequent landlord, (v) bound by any payment of rent or any other monetary sums which Tenant might have paid to Landlord or any prior landlord for more than the current month, or (vi) bound by any termination, cancellation, amendment or modification of the Lease or any continuing waiver of any covenant of Lessee thereunder made without Beneficiary's or such other purchaser's or successor-in-interest's express prior written consent; and

                (c) The succession of Beneficiary or such other purchaser or successor-in-interest to the interest of Landlord under the Lease shall not interfere or otherwise interrupt Tenant in its use and quiet enjoyment of the premises pursuant to the Lease so long as Tenant is current in the payment of all rentals and charges required under the Lease and is not otherwise in default under the Lease.

        5. Except as to any termination rights expressly set forth in the Lease as of the date of this Agreement, in case of any default or alleged default by Landlord under the Lease, the Lease shall not be subject to termination by Tenant nor shall rent be subject to offset, abatement, or deduction unless and until (a) Tenant has delivered to Beneficiary a written notice describing with reasonable specificity each event of default claimed by Tenant to exist and requesting Beneficiary to cure such event of default and (b) such event of default is not cured within ninety (90) days after the date of delivery of such written notice or, if the default cannot reasonably be cured within such 90-day period, then so long as such delay does not materially interfere with Tenant's use of the Leased Premises and so long as all services are provided without interruption, such longer period of time as may be reasonably necessary to cure such default, so long as Beneficiary commences efforts to cure such default and prosecutes such efforts with reasonable diligence including, without limitation, such time as may be necessary to foreclose on its Deed of Trust, judicially or by power of sale.

        6. Landlord and Tenant acknowledge that Beneficiary shall make a loan to Landlord in reliance upon the representations, warranties and covenants of Landlord and Tenant as set forth above, and Landlord and Tenant enter into this Agreement with the intent that Beneficiary shall so rely.

        7. The provisions of this Agreement shall be covenants running with the Property, and shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective heirs, representatives, successors and assigns.

        8. Tenant hereby recognizes and acknowledges Beneficiary's rights and entitlements under the Deed of Trust and understands that pursuant thereto Beneficiary is the unconditional, absolute owner of the rents, issues and profits of the Property and the leases of the Property, including but not limited to the Lease, subject only to the right and license of Landlord to collect the rents so long as no Event of Default has occurred, as therein provided. Upon written notification from Beneficiary that an Event of Default has occurred, Tenant immediately shall pay to Beneficiary (or Beneficiary's designee specified in such notice), and not to Landlord, all of the rents and other sums owing under the Lease as and when the same become due and owing from and after the date of such notice unless and until such time as Beneficiary notifies Tenant that such Event of Default is cured and that Landlord's license to collect the rents has been reinstated. Landlord hereby authorizes and directs Tenant to comply with Beneficiary's notices and demands as aforesaid, irrespective of any contrary or countermanding notice or demand by Landlord, and without inquiry or investigation by Tenant as to the propriety of any such notice or demand.

        9. If any legal action, arbitration or other proceeding is commenced to enforce any provision of this Agreement, the prevailing party shall be entitled to any award of its actual expenses, including without limitation, expert witness fees, actual attorney's fees and disbursements.

        10. All notices to Beneficiary, Landlord or Tenant shall be by personal delivery or certified mail, return receipt requested, to the address given for each such party at the beginning of this Agreement, and shall be deemed given upon personal delivery and two (2) days after such deposit in the United States Mail, postage prepaid.

        11. From time-to-time upon request by Beneficiary, Tenant shall execute such additional documents as Beneficiary may require to implement the terms hereof, and such certificates as Beneficiary may request as to whether or not to Tenant's knowledge any default on the part of Landlord exists under the Lease and the nature of any such default, as to the terms of the Lease and any modifications, amendments, and revisions thereto, and to such other matters as Beneficiary may request. Tenant shall execute such documents upon ten (10) days notice from Beneficiary or Landlord.

        12. The recitals and all exhibits attached hereto and referred to herein are true and correct and are hereby incorporated herein by reference.

        13. This Agreement shall be executed in recordable form and shall be recorded in the Official Records of the County in which the Property is located at the request of Beneficiary.

        14. This Agreement may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors.

        IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the day and year first written above.


TENANT:                                 UNIVERSAL ACCESS, INC., a Delaware
                                        corporation

                                        By: /s/ ROBERT J. POMMER
                                           -------------------------------------
                                           Robert J. Pommer

                                        Its: Chief Operating Officer
                                            ------------------------------------
                                        Date: 7/15/99
                                             -----------------------------------

LANDLORD:                               THE CAMBAY GROUP, INC., a California
                                        corporation

                                        By: /s/ JOHN O. WILSON
                                           -------------------------------------
                                           John O. Wilson

                                        Its: Vice President
                                            ------------------------------------
                                        Date: July 21, 1999
                                             -----------------------------------

BENEFICIARY:                            BANK OF THE WEST, a California banking
                                        corporation

                                        By: /s/ RICK K. YEE
                                           -------------------------------------
                                           Rick K. Yee

                                        Its: Vice President
                                            ------------------------------------
                                        Date: 7/22/99
                                             -----------------------------------



                       (ALL SIGNATURES MUST BE NOTARIZED)

STATE OF CALIFORNIA             )
                                )ss.
COUNTY OF _______________       )

        On 7/15/99 before me, Kate Sandonato, a Notary Public in and for said County, personally appeared Bob Pommer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                        /s/ KATHRYN M. SANDONATO
                                        ----------------------------------------
                                        Kathryn M. Sandonato
                                        Notary Public

STATE OF CALIFORNIA          )
                             )ss.
COUNTY OF Contra Costa       )

        On July 21, 1999 before me, Lilibeth V. Abad a Notary Public in and for said County, personally appeared John O. Wilson personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                        /s/ LILIBETH V. ABAD
                                        ----------------------------------------
                                        Lilibeth V. Abad
                                        Notary Public

STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF CONTRA COSTA       )

        On 7/22/99 before me GLORIA S. LARSEN, a Notary Public in and for said County, personally appeared Rick K. Yee personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

                                        /s/ GLORIA S. LARSON
                                        ----------------------------------------
                                        Gloria S. Larson
                                        Notary Public

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN FRANCISCO, CITY OF SAN FRANCISCO, described as follows:

PARCEL ONE:

COMMENCING AT THE POINT OF INTERSECTION OF THE NORTHERLY LINE OF PAUL AVENUE AND THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY; RUNNING THENCE NORTHERLY ALONG SAID WESTERLY LINE 569.967 FEET TO THE SOUTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM GUNN, CARLE & CO., A PARTNERSHIP, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED JUNE 30, 1950, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, JUNE 30, 1950, IN BOOK 5482 OF OFFICIAL RECORDS AT PAGE 384; THENCE NORTH 75degree40' WEST ALONG SAID SOUTHERLY BOUNDARY LINE
214.787 FEET TO THE WESTERLY BOUNDARY LINE THEREOF; THENCE NORTH 14degree20' EAST ALONG SAID WESTERLY BOUNDARY LINE 364 FEET TO THE NORTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO. INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922 IN BOOK 569 OF OFFICIAL RECORDS AT PAGE 459; THENCE NORTH 73degree53' WEST ALONG SAID NORTHERLY BOUNDARY LINE 132.98 FEET TO THE WESTERLY BOUNDARY LINE THEREOF; THENCE SOUTH 14degree20' WEST ALONG SAID WESTERLY BOUNDARY LINE 923.782 FEET TO THE NORTHERLY LINE OF PAUL AVENUE; THENCE EASTERLY ALONG SAID LINE OF PAUL AVENUE 351.234 FEET TO THE POINT OF COMMENCEMENT.

PARCEL TWO:

COMMENCING AT A POINT ON THE WESTERLY LINE OF THE RIGHT OF WAY OF SOUTHERN PACIFIC COMPANY DISTANT THEREON 929.63 FEET NORTHERLY FROM THE NORTHERLY LINE OF PAUL AVENUE, SAID POINT OF COMMENCEMENT BEING THE POINT OF INTERSECTION OF SAID LINE OF SAID RIGHT OF WAY AND THE NORTHERLY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922 IN BOOK 569 OFFICIAL RECORDS AT PAGE 459; RUNNING THENCE NORTH 73degree53' WEST ALONG THE NORTHERLY LINE OF THE PARCEL OF LAND SO DESCRIBED IN SAID DEED, A DISTANCE OF 184 FEET;

THENCE SOUTH 14degree20' WEST 364 FEET; THENCE AT A RIGHT ANGLE SOUTH 75degree40' EAST 214.787 FEET TO THE WESTERLY LINE OF SAID RIGHT OF WAY OF SOUTHERN PACIFIC COMPANY; THENCE NORTHERLY ALONG SAID WESTERLY LINE 359.663 FEET TO THE POINT OF COMMENCEMENT.

LOTS IF & IG BLOCK 5431A

THE ABOVE LAND IS ALSO DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHERLY LINE OF PAUL AVENUE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY, THE GEARING OF SAID NORTHERLY LINE OF PAUL AVENUE BEING TAKEN TO BE NORTH 73degree21'51" WEST AND ALL BEARINGS HEREIN MENTIONED BEING RELATED THERETO; RUNNING THENCE NORTH 15degree54'35" EAST ALONG SAID WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY, 106.700 FEET TO A POINT; THENCE CONTINUING NORTHERLY ALONG LAST SAID WESTERLY LINE OF THE RIGHT OF WAY OF THE SOUTHERN PACIFIC COMPANY, 106.700 FEET TO A POINT; THENCE CONTINUING NORTHERLY ALONG LAST SAID WESTERLY LINE, ON A CURVE TO THE LEFT TANGENT TO THE PRECEDING COURSE AT LAST SAID POINT, WITH A RADIUS OF 5666.61 FEET AND A CENTRAL ANGLE OF 8degree19' 12.49", A DISTANCE OF 822.870 FEET TO THE NORTHERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN THE DEED FROM R.J. GRUENBERG AND WIFE, TO GENERAL MANUFACTURING CO., INC., A CORPORATION, DATED OCTOBER 6, 1922, RECORDED IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, OCTOBER 31, 1922, IN BOOK 569 OF OFFICIAL RECORDS AT PAGE 459; THENCE NORTH 73degree53' WEST ALONG LAST SAID NORTHERLY BOUNDARY LINE 316.98 FEET TO THE WESTERLY BOUNDARY LINE OF THE PARCEL OF LAND DESCRIBED IN SAID DEED; THENCE SOUTH 14degree20' WEST ALONG LAST SAID WESTERLY BOUNDARY LINE, 923.782 FEET TO THE NORTHERLY LINE OF PAUL AVENUE; THENCE SOUTH 73degree21'51" EAST ALONG SAID LINE OF PAUL AVENUE 351.234 FEET TO THE POINT OF BEGINNING.

PROPERTY ADDRESS:                 200 PAUL AVENUE, SAN FRANCISCO, CALIFORNIA


ASSESSOR'S PARCEL NOS.:           LOT 1F, BLOCK 5431A
                                  LOT 1G, BLOCK 5431A



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